EXHIBIT 4.1


                              COCA-COLA ENTERPRISES INC.
                     MATCHED EMPLOYEE SAVINGS AND INVESTMENT PLAN

                      (Amended and Restated as of July 1, 1992)































PAGE

                             TABLE OF CONTENTS


          PREAMBLE

          ARTICLE I - INTRODUCTION AND PURPOSE                            1

          ARTICLE II - DEFINITIONS                                        3

          ARTICLE III - COVERAGE

               A.   Participation                                        19
               B.   Termination and Reemployment                         19
               C.   Change in Employment Status                          19

          ARTICLE IV - ACCOUNTS AND CONTRIBUTIONS

               A.   Accounts                                             22
               B.   Company Contributions                                22
               C.   After-Tax Contributions                              26
               D.   Changes in Contributions                             27
               E.   Rollovers and Transfers Between Plans                28
               F.   Limitations                                          32
               G.   Restoration Procedures                               40

          ARTICLE V - INVESTMENT AND ALLOCATIONS

               A.   Investment of Accounts                               42
               B.   Allocation of Income or Loss                         49

          ARTICLE VI - VESTING, LOANS AND DISTRIBUTIONS

               A.   Vesting                                              50
               B.   Loans                                                50
               C.   Withdrawals While Employed                           50
               D.   Distributions at Termination, Disability or Death    54

          ARTICLE VII - ADMINISTRATION AND NAMED FIDUCIARY

               A.   Administration                                       58
               B.   Named Fiduciary, Administrator and
                     Service of Legal Process                            61

          ARTICLE VIII - TRUST AGREEMENT                                 62



          ARTICLE IX - AMENDMENT, TERMINATION, MERGER

               A.   Amendment                                            63
               B.   Termination                                          64
               C.   Merger, Consolidation or Transfer of
                    Assets to Other Plans                                65
               D.   Adoption of the Plan by a Participating Company      65


PAGE

          ARTICLE X - MISCELLANEOUS PROVISIONS

               A.   Benefits Not Assignable                              69
               B.   Conditions of Employment not Affected by Plan        71
               C.   Beneficiaries                                        71
               D.   Facility of Benefit Payment                          73
               E.   Appeals Procedure                                    74
               F.   Miscellaneous Language                               76
               G.   Top Heavy Provisions                                 77
               H.   Construction                                         80










































PAGE

                              COCA-COLA ENTERPRISES INC.
                       MATCHED EMPLOYEE SAVINGS INVESTMENT PLAN


                                       PREAMBLE
                                       --------

               On this          day of         , 1992, COCA-COLA
                       --------       ---------
          ENTERPRISES INC., a corporation duly organized and existing under the laws of the State of Delaware (the "Controlling Company"),

          hereby amends and restates the Coca-Cola Enterprises Inc. Savings

          Investment Plan (the "Plan"), effective as of July 1, 1992, as follows:






































PAGE

                                      ARTICLE I
                                      ---------


                               INTRODUCTION AND PURPOSE
                               ------------------------


               A.   The Plan originally was made effective as of January 1,

          1988.

               B.   Effective         , 19    , the Plan accepted a spin-
                              --------     ---
          off of assets and liabilities from The Coca-Cola Company Thrift

          Plan (the "Thrift Plan"), in which many of the originally

          eligible Employees had been participating.

               C.   Effective July 1, 1992, the Johnston Coca-Cola Bottling

          Group, Inc. Matched Employee Savings and Investment Plan (the

          "Johnston Plan") shall be merged with this Plan, which is renamed the Coca-Cola Enterprises Inc. Matched Employee Savings and

          Investment Plan, as set forth herein.  Each Covered Employee who was a participant in the Johnston Plan on June 30, 1992 shall be a Participant in this Plan on July 1, 1992.

               D.   Except as may be hereinafter specifically provided,

          this amendment and restatement of the Plan shall not affect the rights or benefits of any Employee who terminated employment before July 1, 1992.  Except as may be hereinafter specifically provided, the rights and benefits of all such persons shall be determined in accordance with the provisions of the Prior Plan

          Statements.

               E.   The primary purpose of the Plan is to provide eligible

          Employees of the Controlling Company and its participating

                                         -1-
          PAGE

          Affiliates with an opportunity to accumulate savings in a tax-

          effective manner.  The Plan also is designed to afford eligible

          Employees an opportunity to invest their savings in the common stock of the Controlling Company, so that they may share in the growth and prosperity of, and acquire a proprietary interest in,

          the Controlling Company.

               F.   The Controlling Company intends that the Plan be a

          profit sharing plan qualified under Section 401(a) of the

          Internal Revenue Code of 1986, as amended (the "Code"), and that it satisfy the requirements of Code Section 401(k) and the regulations promulgated thereunder.






























                                         -2-
PAGE

                                      ARTICLE II
                                      ----------
                                     DEFINITIONS
                                     -----------
               As herein used:

               (1)  "Account" shall mean the aggregate of all subaccounts maintained by the Administrative Committee for purposes of determining a Participant's or Beneficiary's interest in the

          Trust Fund and shall include the Pre-Tax Contribution Account,

          the Matching Contribution Account, the Supplemental Company

          Contribution Account, the After-Tax Contribution Account and the

          Rollover Account.

               (2)  "Active Participant" shall mean, for any Plan Year, any

          Participant who is an Employee during such Plan Year.

               (3)  "Administrative Committee" shall mean the committee

          appointed to administer the Plan pursuant to Article VII.

               (4)       "Affiliate" shall have the meaning set forth in

          subsection (a) or (b), as follows:

                    (a) Expect as provided in subsection (b), "Affiliate" shall mean, as of any date, (i) a Participating Company and (ii) any company, person or organization which, on such date, (A) is a member of the same controlled group of corporations [within the meaning of Code Section 414(b)] as is a Participating Company; (b) is a trade or business (whether or not incorporated) which controls, is controlled by or is under common control with [within the meaning of Code Section 414(c)] a Participating Company; (C) is a member of an affiliated service group [as defined in Code
                         Section 414(m)] which includes a Participating Company; or (D) is required to be aggregated with a Participating Company pursuant to regulations promulgated under Code Section 414(o); provided, solely for purposes of Article IV.F.2, the term "Affiliate" as defined in this section shall be deemed to include corporations that would be

                                         -3-
PAGE

                         Affiliates if the phrase "more than 50 percent" were substituted for the phrase "at least 80 percent" in each place the latter phrase appears in Code Section 1563(a)(1).

                    (b) Solely for purposes of determining "Hours of Service" pursuant to Article II(29), "Affiliate" shall mean any company described in subsection (a) and The Coca-Cola Company and its affiliates.

               (5)  "After-Tax Contribution Account" shall mean the

          subaccount established under Article IV.A to which are credited a

          Participant's After-Tax Contributions under Article IV.C, as adjusted by such amounts properly credited or debited to it under

          Article V.B.

               (6)  "After-Tax Contributions" shall mean the amounts paid by a Participating Company to the Trust Fund at the election of

          Participants, all pursuant to the terms of Article IV.C.

               (7)  "Annual Addition" shall mean the sum of the amounts

          described in Article IV.F.2.

               (8)  "Beneficiary" shall mean the person or persons, who, in accordance with the Participant's written nomination of

          Beneficiary filed with the Administrative Committee as provided in Article X.C, are entitled to receive any amount of benefit in case of the Participant's death.

               (9)  "Board" or "Board of Directors" shall mean the Board of

          Directors of the Controlling Company.

               (10) "Break in Service" shall mean an Employee's employment anniversary year during which the Employee receives credit for no

          Hours of Service, provided the Employee's service has been



                                         -4-
PAGE
          terminated at the end of such period, subject to the following additional provisions:

                    (a) An Employee's absence from service by reasons of leave of absence granted by an Affiliate because of illness, military service, or for any other reason, shall not terminate the Employee's service, provided the Employee returns to active employment with the Affiliate within the time specified in the Employee's leave, or if not specified therein, within the time which accords with the Affiliate's policy with respect to permitted absences. If the Employee does not return to active employment with an Affiliate within the time herein-above prescribed, the Employee's employment shall be considered terminated, for all purposes of the Plan, as of the date on which such Employee's leave began.

                    (b) The Employee's absence from service because of engagement in military service shall be considered a leave of absence granted by an Affiliate and shall not terminate the Employee's service if the Employee returns to active employment within the period of time during which the Employee has reemployment rights under any applicable federal law.

                    (c) Notwithstanding the above, if a Participant begins an absence for maternity or paternity reasons after December 31, 1984, such Participant shall be credited with one Hour of Service either in the employment anniversary year such absence began or in the following employment anniversary year, whichever is appropriate to prevent the occurrence of Break in Service. An absence from work for maternity or paternity reasons means an absence due to (1) the pregnancy of the Participant, (2) the birth of a child of the Participant, (3) the placement of a child in connection with the adoption of the child by the Participant, or (4) caring for such child immediately following the birth or placement for adoption.


                    (d) Leaves of absence, as described above, shall be granted in accordance with rules adopted by the Affiliate and applied uniformly to all who are similarly situated.


                                         -5-
PAGE

               (11) "Coca-Cola Stock" shall mean, collectively, the common stock of The Coca-Cola Company.

               (12) "Coca-Cola Stock Fund" shall mean a subfund of the

          Trust Fund established pursuant to Article V.A.1. and intended to primarily hold and retain Coca-Cola Stock.

               (13) "Code" shall mean the Internal Revenue Code of 1986, as heretofore or hereafter amended or supplemented, or as superseded by laws of similar effect, together with regulations and rulings issued pursuant thereto.

               (14) "Company Contributions" shall mean Pre-Tax, Matching

          and Supplemental Company Contributions.

               (15) "Company Stock" shall mean the common stock of the

          Controlling Company.

               (16) "Company Stock Fund" shall mean a subfund of the Trust

          Fund established pursuant to Article V.A.1. and intended to invest primarily in Company Stock.

               (17) "Compensation" shall mean, for a Plan Year with respect to a Participant while he is an Active Participant, the total of:

                    (a) all Pre-Tax Contributions made to the Plan (and all similar salary reduction contributions made to other Section 401(k) and Section 125 plans of a Participating Company) on behalf of the Participant for such period; plus

                    (b) the actual compensation paid or made available to the Participant (while an Active Participant) by Participating Companies, as reported on Internal Revenue Service Form W-2 for the applicable Plan Year, including base pay, overtime, overtime premium, shift premium, commissions, bonuses, short term disability benefits, and the value of incentives paid pursuant to the terms of a formal, announced arrangement, but specifically excluding

                                         -6-
PAGE
                         amounts paid for relocation expenses, taxable income from excess group life insurance, discriminatory welfare plans and stock option transactions, tuition reimbursements, severance pay, income attributable to fringe benefits provided by a Participating Company, worker's compensation benefits, long term disability benefits (whether or not insured), travel premium pay, and any other, similar nonperiodic compensation otherwise reportable for federal income tax purposes.

          Compensation shall exclude amounts in excess of $200,000 per year

          (or such higher amount as may be permitted under Code Section

          401(a)(17) for the applicable Plan Year).

               (18) "Contributions" shall mean, individually or

          collectively, the Pre-Tax, After-Tax, Matching, Supplemental

          Company, Rollover and Transfer Contributions permitted under the

          Plan.

               (19) "Controlling Company" shall mean Coca-Cola Enterprises

          Inc., a Delaware corporation with its principal office in

          Atlanta, Georgia, and its successors which adopt the Plan.

               (20) "Covered Employee" shall mean an Employee who is

          regularly scheduled to work at least 30 Hours of Service per week and is not:

                    (a)  A "leased employee" within the meaning of Code
                         Section 414(n);

                    (b) A member of a collective bargaining unit; except that, if (i) on the effective date as of which a Participating Company becomes a Participating Company, the Participating Company is a party to a collective bargaining agreement with a collective bargaining unit, (ii) the terms of such collective bargaining agreement require that some or all of the members of such unit who are or become employed by such Participating Company be eligible for participation in a qualified retirement plan maintained by such Participating Company, and

PAGE

                         (iii) the Plan is a successor plan to such qualified retirement plan maintained by such Participating Company (so that it replaces such qualified retirement plan as the plan for providing benefits to the collective bargaining unit employees), then the collective bargaining unit employees who are, or in the future could have become, eligible for the predecessor qualified retirement plan pursuant to the terms of the collective bargaining agreement (or any successor agreement) shall be Covered Employees. The names and job locations of the collective bargaining units which have agreements which require coverage of some or all of their members under the Plan, the names and locations of the Participating Companies which are parties to those agreements and a description of the members of those units who must be granted coverage under the Plan are listed on Schedule D of the Plan; or

                    (c) An Employee described on Schedule E to the Plan as an Employee who is not a Covered Employee.



               (21) "Disability" shall mean the complete inability of a

          Participant to perform the material duties of any gainful

          occupation or employment for wage or profit as a result of bodily injury or disease, either occupational or non-occupational in cause.  In lieu of medical evidence, the Administrative Committee may accept as proof of the Participant's disability proof of eligibility for disability benefits under the Federal Social

          Security Act as now enacted or as it shall hereafter be amended.

          Disability shall be deemed to have occurred on the date the

          Participant became disabled, provided such Participant delivers satisfactory proof of such disability within a reasonable period of time as prescribed by the Administrative Committee.




                                         -8-
PAGE

               (22) "Effective Date" shall mean July 1, 1992, the effective date of this amendment and restatment of the Plan.  The effective date of the Plan was July 1, 1988.

               (23) "Employee" shall mean a person who is a common law

          employee of a Participating Company.

               (24) "Entry Date" shall mean the first day of a pay period.

          With respect to the Employees of any company which becomes a

          Participating Company, Entry Date shall mean the effective date of such company's participation in the Plan, as determined by the

          Administrative Committee in accordance with Article IX.D.

               (25) "ERISA" shall mean the Employee Retirement Income

          Security Act of 1974, as amended.

               (26) "50/50 Fund" shall mean a subfund of the Trust Fund

          established pursuant to Article V.A.1 and intended to invest primarily in Coca-Cola Stock and Company Stock such that fifty cents of each dollar contributed to such subfund shall be used to purchase each type of shares.

               (27) "Gross Compensation" shall mean, for any Plan Year with respect to an employee of an Affiliate, such employee's Net

          Compensation received from Affiliates for such Plan Year plus all

          Pre-Tax Contributions made to this Plan and all other salary reduction contributions made to a Code Section 401(k) or Code

          Section 125 plan of an Affiliate on behalf of such employee for such Plan Year.  Gross Compensation shall exclude amounts in excess of $200,000 per year (or such higher amount as may be permitted under Code Section 401(a)(17) for such Plan Year).

                                         -9-
PAGE

               (28) "Highly Compensated Participant" shall mean any Covered

          Employee who is described in paragraph (a) or paragraph (b)

          below:

                    (a)  At any time during the preceding Plan Year, the

          Covered Employee:

                         (i)  was a 5% owner of an Affiliate;

                         (ii) received Gross Compensation from Affiliates
                              in excess of $75,000 (or such higher amount permitted under Section 414(q) of the Code);

                         (iii)     received Gross Compensation from
                                   Affiliates in excess of $50,000 (or such higher amount permitted under Section 414(q) of the Code) and was in the "Top Paid Group" as defined below; or

                          (iv) was an officer of an Affiliate whose Gross Compensation was greater than 50% of the maximum annual benefit amount in effect under Code Section 415(b)(1)(A) for such Plan Year. For purposes of this subparagraph, no more than fifty employees (or, if less, the greater of three or ten percent of the employees) shall be treated as officers. If no officer received Gross Compensation in excess of 50% of the annual benefit limit, the highest paid officer shall be considered to satisfy this criterion.

                    (b) At any time during the current Plan Year, the Covered Employee:

                         (i)  was a 5% owner of an Affiliate; or

                         (ii) is described in (a)(ii), (a)(iii), or (a)(iv)
                              above and was among the group of one hundred employees receiving the greatest amount of Gross Compensation from Affiliates.

                    (c)  A former Employee is also considered a Highly

                         Compensated Participant if the former Employee was



                                         -10-
PAGE
                         a Highly Compensated Participant at the time of

                         termination or any time after age 55.



                    (d)  The "Top Paid Group" consists of the top 20% of

                         employees when ranked on the basis of Gross

                         Compensation received from Affiliates during the

                         Plan Year.  To determine the number of Employees

                         to include in the Top Paid Group, the following

                         employees are excluded:


                           (i)     Those with less than six months of
                                   service;

                          (ii)     Those who work less than 17-1/2 hours
                                   per week;

                         (iii) Those who normally work less than six months per year;

                          (iv) Those who are covered by a collectively bargained agreement;

                           (v)     Those under age 21; and

                         (vi) Those who are non-resident aliens without
                              U.S. compensation.

               (29) "Hour(s) of Service" shall mean:

                    (a) Each hour for which an Employee is directly or indirectly paid or entitled to payment by an Affiliate for the performance of duties. These hours shall be credited to the Employee for the Plan Year or Years in which the duties are performed; and

                    (b)  Each hour (up to a maximum of 501 hours in a Plan
                         Year) for which the Employee is directly or indirectly paid or entitled to payment by an Affiliate for reasons (such as vacation, sickness or disability) other than for the performance of duties. These hours shall be credited to the

                                         -11-
PAGE

                         Employee for the Plan Year or Years in which payment is made or amounts payable to the Employee become due; and

                    (c) Each hour for which back pay, irrespective of mitigation of damage, has been either awarded or agreed to by an Affiliate. These hours shall be credited to the Employee for the Plan Year or Years to which the award or agreement pertains rather than the Plan Year in which the award, agreement or payment was made.

                    (d) With respect to paragraphs (b) and (c) above, no credit shall be given:

                         (i) On account of payments made or due under a plan maintained solely for the purpose of complying with applicable workers' compensation, unemployment compensation or disability insurance laws; or

                         (ii) For payments which solely reimburse an
                              Employee for medical or medically related expenses incurred by the Employee.

                    (e) The rules concerning Hours of Service contained in paragraphs (b) and (c) of Regulation 2530.200b-2 issued by the Department of Labor are incorporated into the Plan by reference and shall be applied in a uniform and nondiscriminatory manner.

               (30) "Investment Fund" shall mean the Coca-Cola Stock Fund,

          the Company Stock Fund, the 50/50 Fund and any other subfund of the Trust Fund established from time to time pursuant to Article

          V.A.1.

               (31) "Johnston Plan" shall mean the Johnston Coca-Cola

          Bottling Group, Inc. Matched Employee Savings and Investment

          Plan.

               (32) "Limitation Year" shall mean the 12-month period ending on each December 31, which shall be the "limitation year" for




                                         -12-
PAGE
          purposes of Code Section 415 and the regulations promulgated thereunder.

               (33) "Loan Account" shall mean an account established in

          accordance with the provisions of Article VI.B.

               (34) "Matching Contribution Account" shall mean the

          subaccount established under Article IV.A to which are credited a

          Participant's allocations of Matching Contributions made under

          Article IV.B.2.b, as adjusted by such amounts properly credited or debited to it under Article V.B.

               (35) "Matching Contributions" shall mean the amounts paid by each Participating Company to the Trust Fund as a match to

          Participants' Pre-Tax Contributions, all pursuant to the terms of

          Article IV.B.2.b.

               (36) "Net Compensation" shall mean, with respect to a

          Participant for a specified period, such Participant's wages,

          salaries, fees for professional services and other amounts received for personal services actually rendered in the course of employment with a Participating Company to the extent that the amounts are includable in gross income (including, but not limited to, commissions paid to salesmen, compensation for services paid on the basis of a percentage of profits,

          commissions on insurance premiums, tips, bonuses, fringe

          benefits, and reimbursements or other expense allowances under a nonaccountable plan); provided, the term "Compensation" shall not include amounts described in subsections (a), (b), (c), or (d) as follows:

PAGE

                    (a) Contributions made by a Participating Company to a plan of deferred compensation to the extent that, before the application of the Code Section 415 limitations to that plan, the contributions are not includable in the gross income of the Participant for the taxable year in which contributed. In addition, Participating Company contributions made on behalf of a Participant to a simplified employee pension plan described in Code
                         Section 401(k) are not considered as Net
                         Compensation for the taxable year in which contributed. Additionally, any distributions from a plan of deferred compensation are not considered as Net Compensation, regardless of whether such amounts are includable in the gross income of the Participant when distributed.

                    (b) Amounts realized pursuant to Code Section 83 and the regulations thereunder from the exercise of a nonqualified stock option or when restricted stock (or property) held by a Participant either becomes freely transferable or is no longer subject to a substantial risk of forfeiture.

                    (c) Amounts realized from the sale, exchange or other disposition of stock are required under a qualified stock option.

                    (d) Other amounts which receive special tax benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includable in the gross income of a Participant), or contributions made by a Participating Company (whether or not under a salary reduction agreement towards the purchase of an annuity contract described in Code Section 403(b) (whether or not the contributions are excludable from the gross income of the Participant).

          Net Compensation shall exclude amounts in excess of $200,000 per year (or such higher amount as may be permitted under Code

          Section 401(a)(17) for the applicable Plan Year).

               (37) "Normal Retirement Age" shall mean age 65.

               (38) "Participant" shall mean any person who has been

          admitted to, and has not been removed from, participation in the


                                         -14-
PAGE

          Plan pursuant to the provisions of Article II.  "Participant"

          shall include Active Participants and former Employees who have an Account under the Plan.

               (39) "Participating Company" shall mean all companies which have adopted or hereafter may adopt the Plan for the benefit of their employees and which continue to participate in the Plan,

          all as provided in Article IX.D.

               (40) "Plan" shall mean the Coca-Cola Enterprises Inc.

          Matched Employee Savings and Investment Plan (formerly Coca-Cola

          Enterprises Inc. Savings Investment Plan), as amended and

          restated herein, together with any and all amendments or

          supplements thereto.

               (41) "Plan Year" shall mean the twelve-month period from

          January 1 to the following December 31.

               (42) "Pre-Tax Contribution Account" shall mean the

          subaccount established under Article IV.A to which are credited a

          Participant's allocations of Pre-Tax Contributions made under

          Article IV.B.1 and Article IV.B.2.a, as adjusted by such amounts properly credited or debited to it under Article V.B.

               (43) "Pre-Tax Contributions" shall mean the amounts paid by each Participating Company to the Trust Fund at the election of

          Participants, pursuant to the terms of Article IV.B.1 and Article

          IV.B.2.a.

               (44) "Prior Plan Statements" shall mean the documents

          entitled "Coca-Cola Enterprises Inc. Savings Investment Plan" and

          "Johnston Coca-Cola Bottling Group, Inc. Matched Employee Savings

                                         -15-
PAGE
          and Investment Plan" pursuant to which the Plan and the Johnston

          Plan, respectively, were established and administered until July

          1, 1992.

               (45) "Rollover Account" shall mean the subaccount

          established under Article IV.A to which are credited an

          Employee's Rollover Contributions made under Article IV.E., as adjusted by such amounts properly credited or debited to it under

          Article V.B.

               (46) "Rollover Contributions" shall mean the amounts paid to the Trust Fund by Employees pursuant to the terms of Article

          IV.E.1.  An amount shall be treated as a Rollover Contribution if and only if such amount constitutes:

                    (a) The balance to the credit of an Employee in a qualified employees' trust or annuity plan paid to the Employee in one or more distributions which qualify for treatment as a rollover amount under
                         Section  402(a)(5) of the Code, or

                    (b) The entire amount (including money and any other property) in an Individual Retirement Account or Individual Retirement Annuity (as defined in
                         Section 408 of the Code) maintained for the benefit of the Employee making the Rollover Contribution, which amount has been distributed from such Individual Retirement Account or Individual Retirement Annuity. Such amount shall constitute a Rollover Contribution only if the amount in such Individual Retirement Account or Individual Retirement Annuity is solely attributable to a rollover from either a trust described in Section 401(a) of the Code or an annuity plan described in Section 403(a) of the Code, plus the earnings thereon.

                    (c) The term Rollover Contribution does not include any amount which is attributable to a distribution from a trust or annuity plan if the recipient of the distribution was an employee within the meaning of Section 401(c)(1) of the Code at the

                                         -16-
PAGE
                         time contributions to such trust or annuity plan were made on the recipient's behalf, nor does it include any amount which would cause the Plan to be considered a "transferee plan" within the meaning of Code Section 401(a)(11).


               (47) "Supplemental Company Contribution Account" shall mean the subaccount established under Article IV.A to which are credited a Participant's allocations of Supplemental Company

          Contributions made under Article IV.B.2.c, as adjusted by such amounts properly credited or debited to it under Article V.B.

               (48) "Supplemental Company Contributions" shall mean the

          amounts paid to the Trust Fund by each Participating Company pursuant to the terms of Article IV.B.2.c.

               (49) "The Coca-Cola Company" means The Coca-Cola Company, a

          Delaware corporation with its principal office in Atlanta,

          Georgia.

               (50) "Thrift Plan" shall mean The Coca-Cola Company Thrift

          Plan.

               (51) "Transfer Contributions" shall mean amounts which are received either (i) by a direct trustee-to-trustee transfer or

          (ii) as part of a spin-off, merger or other similar event by the

          Trustee from the trustee or custodian of another qualified retirement plan and held in the Trust Fund on behalf of a

          Participant pursuant to the terms of Article IV.E.2.

               (52) "Trust Agreement" shall mean the agreement as amended,

          substituted or replaced from time to time, entered into between the Controlling Company and the Trustee, under which


                                         -17-
PAGE
          contributions shall be received, held, invested and disbursed for the purposes of the Plan.

               (53) "Trustee(s)" shall mean the person(s) or corporation(s)

          accepting the appointment of Trustee(s) under the Trust Agreement and acting as such, including any successor Trustee or Trustees.

               (54) "Trust Fund" shall mean all assets of every kind and

          nature, both principal and income, held and administered by the

          Trustee in accordance with the terms of the Trust Agreement.

               (55) "Valuation Date" shall mean any date upon which a

          valuation of the Trust Fund is to be made.  Such valuation shall be made as of the last day of each calendar month and such other times as the Controlling Company may determine.

               (56) "Year of Service" shall mean a twelve-consecutive-month period beginning with an Employee's date of employment with an

          Affiliate.  All Years of Service shall be aggregated regardless of any Breaks in Service.





















                                         -18-
PAGE

                                     ARTICLE III
                                     -----------
                                       COVERAGE
                                       --------
          A.   PARTICIPATION
               -------------
               1.   Each Covered Employee who was a Participant in this

          Plan or a participant in the Johnston Plan on June 30, 1992 shall be a Participant in the Plan on and after July 1, 1992.

               2.   Each other Covered Employee shall become a Participant

          on the date of his employment as a Covered Employee, at which time the Participant may elect, in accordance with uniform and nondiscriminatory procedures adopted by the Administrative

          Committee, to begin Pre-Tax Contributions and After-Tax

          Contributions (subject to the limitations of Articles IV.B and

          IV.C) as of the next Entry Date.

               3.   If a Participant does not elect to begin Pre-Tax

          Contributions or After-Tax Contributions when first eligible to do so, the Participant may make such an election in accordance with Article IV.D.

          B.   TERMINATION AND REEMPLOYMENT
               ----------------------------
               A Participant who is reemployed either before incurring or following a Break in Service shall again become a Participant on the date of his reemployment as a Covered Employee, at which time the Participant may elect to begin Pre-Tax Contributions and

          After-Tax Contributions as provided in Article III.A.

          C.   CHANGE IN EMPLOYMENT STATUS
               ---------------------------
               1.   In the event a Participant's regular work schedule or

          employment status changes so that the Participant is no longer a

                                         -19-
PAGE

          Covered Employee, such Participant shall no longer be eligible to make Pre-Tax Contributions or After-Contributions as of the date of such change.  However, such Participant's Account shall remain under this Plan until there is a severance of the employment relationship with all Affiliates, except as provided in Article

          III.C.4.

               2.   In the event an Employee who was not a Covered Employee

          has a change in work schedule or employment status such that the

          Employee becomes a Covered Employee, such Covered Employee shall immediately become a Participant in the Plan and may elect to begin Pre-Tax Contributions and After-Tax Contributions as provided in Article III.A.

               3.   In the event an Employee transfers from union employee

          status to an employment status which qualifies such Employee as a

          Covered Employee, or transfers from an Affiliate which is not a

          Participating Company to a Participating Company, and such

          Covered Employee had an account balance under any other defined contribution plan sponsored by an Affiliate which is qualified under Section 401(a) of the Code, such Employee may elect to have such account balance transferred directly to this Plan, provided the account is 100% Vested and provided such transfer would not cause this Plan to become a "transferee plan" within the meaning of Code Section 401(a)(11).

               4.   In the event a Participant transfers to union employee

          status, or to an Affiliate which is not a Participating Company,

          and such Participant becomes eligible for participation under any

                                         -20-
PAGE
          other defined contribution plan sponsored by an Affiliate which is qualified under Section 401(a) of the Code, such Participant may elect to have the Participant's Account under this Plan transferred to such other plan, provided the Account is 100%

          Vested.  If the Participant has an After-Tax Contribution Account

          under this Plan and there is no corresponding account under the other defined contribution plan, the Participant's Account under this Plan may not be transferred.

               5.   To the extent any transfer occurs between plans under

          the rules set forth above, the amounts transferred to the

          receiving plan shall be maintained in accounts with similar characteristics (as regards withdrawals while employed, loans,

          and other such characteristics) to the accounts under the plan from which the amounts were transferred.

               6.   Any such transfers as described above shall occur at

          such time as the Administrative Committee, in its sole

          discretion, shall determine, but in no event more than one year after an election shall have been filed.

















                                         -21-
PAGE

                                      ARTICLE IV
                                      ----------
                              ACCOUNTS AND CONTRIBUTIONS
                              --------------------------
          A.   ACCOUNTS
               --------
               1.   Each Participant shall have a separate and individual

          Account established on such Participant's behalf under this Plan.

          A Participant's Account shall be comprised of such Participant's

          Pre-Tax Contribution Account, Matching Contribution Account,

          Supplemental Company Contribution Account, After-Tax Contribution

          Account and Rollover Account, as applicable.

               2.   Company Contributions, Employee contributions,

          investment income, and investment gains and losses shall be determined according to the provisions of this Article IV and

          Article V.  The separate Account for each Participant shall be primarily for accounting purposes and shall not restrict the

          Trustees in managing and operating the Trust Fund as a single fund except as specified in Article V.

          B.   COMPANY CONTRIBUTIONS
               ---------------------
               1.   Pre-Tax Contribution Elections
                    ------------------------------
                    An Active  Participant may elect, in accordance with

          uniform and nondiscriminatory procedures adopted by the

          Administrative Committee, a Compensation reduction in any one percent increment, but in no case in an amount in excess of the amount permitted according to the table below when considered together with any After-Tax Contribution election made by the

          Active Participant under Article IV.C:




                                         -22-
PAGE

                                Pre-Tax               After-Tax
                             Contributions          Contributions
                             -------------          -------------
                               0% to 9%                  10%
                                  10%                     9%
                                  11%                     8%
                                  12%                     7%
                                  13%                     5%

                                  14%                     4%
                                  15%                     3%
                                  16%                     2%
                                  17%                     0%


          The percentage elected shall be referred to as the "Pre-Tax

          Contribution" and shall automatically apply to all Compensation as from time to time adjusted.

               2.   Company Contributions and Allocations
                    -------------------------------------
                    a.   Pre-Tax Contributions:
                         ---------------------
                           (i)     Subject to the limitations set forth in
                                   Article IV.B.3 and IV.F, each
                                   Participating Company shall contribute
                                   to the Trust Fund on behalf of its
                                   Covered Employees an amount equal to
                                   Participants' Pre-Tax Contributions as
                                   set forth in Article IV.B.1.

                          (ii) A Participant's Pre-Tax Contributions shall be allocated to such Participant's Pre-Tax Contribution Account.

                         (iii) Pre-Tax Contributions shall be paid to the Trust Fund as soon as administratively possible, but in no event lather than ninety days, following the end of the payroll period in which the Participant would have otherwise received the Compensation with respect to which such contribution is made.

                    b.   Matching Contributions:
                         ----------------------
                           (i) Subject to the limitations set forth in Articles IV.B and IV.F, each
                                   Participating Company shall contribute
                                   to the Trust Fund on behalf of each of

                                         -23-
PAGE
                                   its Covered Employees who is a
                                   Participant for whom a Pre-Tax
                                   Contribution is being made pursuant to
                                   Article IV.B.2.a. an amount equal to
                                   one-half of such Pre-Tax Contribution
                                   that is not in excess of six percent of
                                   the Participant's Compensation.  Such
                                   contributions shall be referred to as
                                   "Matching Contributions."

                          (ii) To the extent no Pre-Tax Contribution is being made at a particular time, no Matching Contribution shall be made for the corresponding period.

                         (iii) A Participant's Matching Contributions shall be allocated to such Participant's Matching Contribution Account.

                          (iv) Matching Contributions shall be paid to the Trust Fund at the same time as the Pre-Tax Contributions to be matched are paid as set forth in Article IV.B.2.a.

                    c.   Supplemental Company Contributions
                         ----------------------------------
                           (i) To the extent and in such amounts as the Administrative Committee, in its sole discretion, deems desirable or helpful as a method to help satisfy the nondiscrimination tests described in
                                   Article IV.F.4 for any Plan Year and
                                   subject to the requirements and
                                   limitations set forth in Article IV.F.4, each Participating Company shall make a Supplemental Company Contribution for such Plan Year.

                          (ii) A Participating Company's Supplemental Company Contribution for a Plan Year shall be allocated as of the last day of such Plan Year to the Supplemental Company Contribution Accounts of those Active Participants who are Covered Employees of such Participating Company as of such day and who are not Highly Compensated Participants for such Plan Year in such a manner that each such Active Participant receives the same dollar amount of allocation.



                                         -24-
PAGE

                         (iii) Supplemental Company Contributions shall be made to the Trust Fund on or before the last day for filing the Participating Company's federal income tax return for the tax year to which such contributions relate, including any extensions of time granted for such filing.

               3.   Adjustment of Contributions
                    ---------------------------
                    Notwithstanding the preceding provisions of this

          section, to the extent deemed necessary by the Administrative

          Committee in order to maintain the tax-qualified status of the

          Plan under the rules set forth in Section  401(k) and Section

          401(m) of the Code, the amount of Company Contributions made to the Trust Fund by a Participating Company and allocated to a

          Participant's Account may be reduced as set forth in Article

          IV.F.4.

               4.   Participating Company to Certify Contributions
                    ----------------------------------------------
                    Each Participating Company shall certify to the

          Trustees the amount of its contributions to the Trust Fund, and such Participating Company's certificate shall be conclusive.  In the event that a Participating Company is unable to determine the correct amount of its contribution within the time required for payment under the provisions of the Code or the applicable regulations and rulings, then it shall pay an estimated amount.

          Any deficiency shall be paid as soon as determined.

               5.   Contributions Irrevocable
                    -------------------------
                    Company Contributions made by a Participating Company

          to the Trust Fund shall be irrevocable except to the extent permitted by ERISA or the Code for reasons of mistake of fact,

                                         -25-
PAGE
          disallowance of all or part of a contribution as a deduction under the Code, or correction of the amount of contribution to avoid excise tax under the Code.  All Company Contributions to the Trust Fund are made expressly conditional upon their

          deductibility for federal income tax purposes.  The return of

          Company Contributions due to mistake of fact shall be within one year of the original contribution deposit.  The return of Company

          Contributions due to disallowance as a deduction shall occur within one year of the disallowance.  The return of Company

          Contributions due to correction to avoid excise tax shall occur within one year of the notice of such tax.  All contributions to and assets of the Trust Fund shall be for the exclusive benefit of the Participants and their Beneficiaries; provided, however,

          assets of the Trust Fund may be used to defray reasonable

          expenses of administering the Plan and Trust if not paid by the

          Participating Companies.

               6.   Form of Contributions
                    ---------------------
                    All Company Contributions may be paid to the Trustee in

          the form of cash or Company Stock or a combination thereof, as the Controlling Company or Administrative Committee may determine from time to time.

          C.   AFTER-TAX CONTRIBUTIONS
               -----------------------
               1.   An Active Participant may elect, in accordance with

          uniform and nondiscriminatory procedures adopted by the

          Administrative Committee, to make After-Tax Contributions to the

          Trust Fund in any one percent increment, but in no case in an


                                         -26-
PAGE
          amount in excess of the amount permitted according to the table below when considered together with any Pre-Tax Contribution election made by the Participant under Article IV.B.1 and in no case in an amount which would exceed the limits set forth in

          Article IV.F:

                                 Pre-Tax             After-Tax
                              Contributions        Contributions
                              -------------        -------------
                                0% to 9%                10%
                                   10%                   9%
                                   11%                   8%
                                   12%                   7%
                                   13%                   5%

                                   14%                   4%
                                   15%                   3%
                                   16%                   2%
                                   17%                   0%


          The percentage elected shall automatically apply to all

          Compensation as from time to time adjusted.

               2.   A Participant's After-Tax Contributions shall be

          allocated to such Participant's After-Tax Contribution Account.

               3.   Any After-Tax Contribution so elected shall be withheld

          from the Participant's Compensation each payroll period.  After-

          Tax Contributions shall be paid to the Trust Fund as soon as administratively possible, but in no event later than ninety days,  following the end of the payroll period in which they were withheld.

          D.   CHANGES IN CONTRIBUTIONS
               ------------------------
               1.   A Participant may elect, in accordance with uniform and

          nondiscriminatory procedures adopted by the Administrative

          Committee, to change the rate of Pre-Tax Contributions (as

                                         -27-
          PAGE
          described in Article IV.B) or After-Tax Contributions (as

          described in Article IV.C).  Changes shall be allowed as of the first day of any calendar month following receipt by the

          Administrative Committee of the Participant's election notice.

               2.   A Participant may elect, in accordance with uniform and

          nondiscriminatory procedures adopted by the Administrative

          Committee, to suspend all Pre-Tax Contributions or After-Tax

          Contributions at any time.  The suspension shall be effective on the first day of the payroll period following receipt by the

          Administrative Committee of the Participant's election notice.

               3.   A Participant who suspends all Pre-Tax Contributions or

          After-Tax Contributions may elect, in accordance with uniform and nondiscriminatory procedures adopted by the Administrative

          Committee, to begin them again, effective as of the first day of any calendar month following fifteen days' notice to the

          Administrative Committee.

          E.   ROLLOVERS AND TRANSFERS BETWEEN PLANS
               -------------------------------------
               1.   Rollover Contributions.
                    ----------------------
                    a. An Employee may make a written request to the Administrative Committee that he be entitled to contribute, or cause to be contributed, to the Trust Fund as a Rollover Contribution property which is received by such Employee or to which such Employee is entitled. Such written request shall contain information concerning the type of property constituting the proposed Rollover Contribution and a statement, satisfactory to the Administrative Committee, that the property constitutes a Rollover Contribution.

                    b. Subject to the terms of the Plan and the Code (including regulations and rulings promulgated thereunder), the Administrative Committee, in its sole discretion, may permit such a Rollover

                                         -28-
PAGE
                         contribution to be accepted by the Trustee and deposited into the Trust Fund within sixty days of the date such amount became available to the Employee. Unless the Administrative Committee permits otherwise, all Rollover Contributions shall be made in cash.

                    c. A Rollover Account shall be established under the Plan for an Employee making a Rollover
                         Contribution, and the Rollover Contribution shall be allocated to such Rollover Account.

               2.   Transfer Contributions.
                    ----------------------
                    a.   Direct Transfers Permitted.  The Administrative
                         --------------------------
                         Committee, in its sole discretion, shall permit direct trustee-to-trustee transfers of assets and liabilities to the Plan as a Transfer Contribution on behalf of a Participant. However, in no event shall an amount be accepted as a Transfer Contribution on behalf of a Participant if such amount would cause the Plan to be considered a "transferee plan" within the meaning of Code
                         Section 401(a)(11).

                    b.   Mergers and "Spin-offs Permitted.  The
                         --------------------------------
                         Administrative Committee, in its sole discretion, shall permit other qualified retirement plans to transfer assets and liabilities to the Plan as part of merger, spin-off or similar transactions. Any such transfer shall be made in accordance with the terms of the Code and subject to such rules and requirements as the Administrative Committee may deem appropriate. The special terms or conditions pertaining to the spin-off from the Thrift Plan and the merger of the Johnston Plan are set forth in Articles IV.E.3 and IV.E.4, respectively. Notwithstanding anything herein to the contrary, in no event shall such a transfer be accepted if the transferring plan is subject to the requirement of providing a qualified joint and survivor annuity under Code Section 401(a)(11).

               3.   Spin-off from The Coca-Cola Company Thrift Plan.
                    -----------------------------------------------
                    a.   Spin-off and Transfer.  Certain of the
                         ---------------------
                         Participating Companies participated in the Thrift Plan, and, correspondingly, certain of the Participants had accounts under that plan.
                         Effective                , 19     , the assets and
                         liabilities under the Thrift Plan attributable to Participants were spun-off and, except for

                                         -29-
PAGE
                         accounts maintained with respect to contributions made under the tax credit employee stock ownership portion of the Thrift Plan, transferred to the Plan and Trust Fund.

                    b.   Transfer Accounts.  Separate transfer accounts and
                         -----------------
                         subaccounts were established hereunder to account for the amounts received from the respective subaccounts of Participants under the Thrift Plan. Effective July 1, 1992, each such transfer subaccount of such a Participant shall be combined with his Pre-Tax Contribution Account, Matching Contribution Account, Supplemental Company Contribution Account, or After-Tax Contribution Account, as appropriate, and all transfer accounts shall cease to exist.

                    c.   Investments in Coca-Cola Stock.  The Coca-Cola
                         ------------------------------
                         Stock Fund was established hereunder to receive and hold the shares of Coca-Cola Stock transferred to Participants' Accounts from the Thrift Plan, unless and until a Participant elected or elects otherwise. No investment transfers by Participants were or shall be allowed into the Coca-Cola Stock Fund. Effective July 1, 1992, the Coca-Cola Stock Fund shall be merged with the investment fund of like kind under the Johnston Plan.

               4.   Merger of Johnston Coca-Cola Bottling Group, Inc.
                    -------------------------------------------------
                    Matched Employee Savings and Investment Plan
                    --------------------------------------------
                    a.   Merger and Transfer.  Certain of the Participating
                         -------------------
                         Companies participated in the Johnston Plan, and, correspondingly, certain of the Participants have accounts under that plan. Effective July 1, 1992, the Johnston Plan shall be merged with this Plan, and the assets and liabilities under the Johnston Plan shall be transferred to the Plan and Trust Fund.

                    b.   Investment Elections.  Each Covered Employee who
                         --------------------
                         was a participant in the Johnston Plan on June 30, 1992 shall be permitted to elect, in accordance with and subject to the limitations of Article V.A.3, the percentage of his Account which shall be invested in each Investment Fund as of July 1, 1992.

                    c.   Investments in Coca-Cola Stock.  Effective July 1,
                         ------------------------------
                         1992, the investment fund under the Johnston Plan


                                         -30-
PAGE
                         holding Coca-Cola Stock shall be merged into the Coca-Cola Stock Fund.

               5.   Spin-offs to Other Plans
                    ------------------------
               The Administrative Committee, in its sole discretion, may

          cause the Plan to transfer to another qualified retirement plan

          (as part of a spin-off or similar transaction) assets and

          liabilities maintained under the Plan.  Any such transfer shall be made in accordance with the terms of the Code and subject to such rules and requirements as the Administrative Committee may deem appropriate.  Upon the effectiveness of any such transfer,

          the Plan and Trust shall have no further responsibility or liability with respect to the transferred assets and liabilities.

          F.   LIMITATIONS
               -----------
               1.   Limitation of Pre-Tax Contributions
                    -----------------------------------
                    Notwithstanding any other provisions of this Plan to

          the contrary, the total Pre-Tax Contributions made by a

          Participant to this Plan and any other plan required to be aggregated under Section 402(g) of the Code in which the

          Participant participated during the Participant's taxable year may not exceed $7,000 (or such higher amount as may be

          established under Section 402(g) of the Code) for such taxable year.  In the event this limit is exceeded with respect to any

          Participant, the Participant must notify by March 1 following the close of the Participant's taxable year, either the Participating

          Company or the employer sponsoring any other affected plan (at the Participant's discretion), of the Excess Deferrals.  "Excess

          Deferrals" are the Participant's Pre-Tax Contributions to this

                                         -31-
PAGE

          Plan and any other affected plan in excess of the $7,000 limit.

          The excess amount shall be eliminated by returning to such

          Participant to the extent necessary, such Participant's Pre-Tax

          Contributions with investment gains attributable to such excess no later than the April 15 following the close of such taxable year.  If any refunds have been made to reduce a Participant's deferral percentage under Article IV.F.4, the amount to be returned to the Participant under this Article IV.F.1 shall be reduced by the amount previously distributed under Article

          IV.F.4.

               2.   Limitation of Annual Additions
                    ------------------------------
                    a. Notwithstanding any other provision of this Plan to the contrary, the Annual Addition to a Participant's Account (exclusive of Rollover Amounts under Article IV.E) for any Limitation Year shall not exceed the lesser of 25% of the Participant's Net Compensation or $30,000 (or such higher amount for the Limitation Year as may be established by regulations under Section 415 of the Code).

                    b. "Annual Addition" shall mean for any Participant the sum for the Limitation Year to which the allocation pertains (whether or not actually contributed in such year) of:

                           (i) Contributions made by an Affiliate on behalf of the Participant to this Plan and to any other defined contribution plan maintained by an Affiliate;

                          (ii) Forfeitures allocated to the Participant under any defined contribution plan maintained by an Affiliate;

                         (iii) A Participant's contributions (other than Rollover Contributions) to any plan maintained by an Affiliate; or

                          (iv) Amounts allocated, after March 31, 1984, to an individual medical account, as

                                         -32-
PAGE
                                   defined in Section 415(l)(1) of the
                                   Code, which is part of a defined benefit plan maintained by an Affiliate, and amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a Key Employee prior to separation from service, as defined in Section 419A(d)(3), under a welfare benefit fund, as defined in
                                   Section 419(e), maintained by an
                                   Affiliate.

                    c. In the event that (as a result of a reasonable error in estimating a Participant's Net Compensation or other limited facts and circumstances which the Internal Revenue Service finds to be applicable) an amount would otherwise be allocated which would result in the Annual Addition limitation being exceeded with respect to any Participant, the excess amount shall be eliminated by returning to such Participant, to the extent necessary, first such Participant's After-Tax Contributions, followed by such Participant's Pre-Tax Contributions not subject to match, and then such Participant's Pre-Tax Contribution that is subject to match with investment gains attributable to such contributions.

               3.   Aggregation of Benefits from Defined Benefit and
                    ------------------------------------------------
                    Defined Contribution Plans
                    --------------------------
                    a. After a Participant's benefits have been adjusted (if necessary) to comply with Article IV.F.2, then the following sum shall be computed in accordance with the rules under Code Section 415(e):

                         (i) The Participant's projected annual benefit under all defined benefit plans maintained by Affiliates divided by the lesser of (A) 1.25 multiplied by the dollar limitation in effect under Code Section 415(b)(1)(A) for such year and (B) 1.4 multiplied by the dollar limitation in effect under Code Section 415(b)(1)(B) for such year, plus

                         (ii) The sum of the Annual Additions to the
                              Participant's accounts under all defined contribution plans maintained by Affiliates

                                         -33-
PAGE
                              divided by the sum of the lesser of the
                              following amounts determined for such
                              Limitation Year and each prior Year of
                              Service; (A) 1.25 multiplied by the dollar limitation in effect under Code Section 415(c)(1)(A) for such year, and (B) 1.40 multiplied by the maximum addition in effect under Code Section 415(c)(1)(B) for such year.

                         If the sum exceeds 1.0, the Participant's benefits under the Group's defined benefit program(s) shall be reduced until the sum does not exceed 1.0.

                    b. Notwithstanding the above, where this Plan and a defined benefit plan of the Participating Company which were in existence on May 6, 1986 are aggregated for purposes of Code Section 415 (e), an adjustment to the sum of the Annual Additions to the Participant's Account shall be made in the case where both plans satisfied the requirements of Section 415 for the last limitation year beginning before January 1, 1987, but the sum described in Article IV.F.3.a exceeded 1.0, such sum calculated as of the day immediately preceding the first limitation year beginning after 1986. Such adjustment shall be a reduction in the numerator of the fraction described in Article IV.F.3.a to the extent necessary to reduce the sum to 1.0, such sum calculated as of the day immediately preceding the first limitation year beginning after 1986.

               4. Limitations Due to Code Section 401(k) and Section 401(m)
                  ---------------------------------------------------------
                  Contributions to a Participant's Pre-Tax Contribution

          Account, Matching Contribution Account, After-Tax Contribution

          Account, and, to the extent designated by the Administrative

          Committee, Supplemental Company Contribution Account shall be subjected to the tests described below.  If necessary to satisfy

          Section 401(k) and Section 401(m) of the Code, the excess the

          Pre-Tax Contributions and/or the excess Matching Contributions




                                         -34-
PAGE
          and/or the excess After-Tax Contributions of a Highly Compensated

          Participant shall be adjusted as described below:

                  a.     (i)  Each Plan Year a "deferral percentage" shall
                              be calculated for each Participant. The deferral percentage is calculated by dividing the amount of Pre-Tax Contributions plus, to the extent designated by the Administrative Committee, the amount of Supplemental Company Contributions allocated to the Participant's Account for such Plan Year by the Participant's Gross Compensation for the Plan Year.

                     (ii) Each Plan Year a "contribution percentage" shall be calculated for each Participant.
                              The contribution percentage is calculated by dividing the amount of Matching Contributions plus the amount of After-Tax Contributions plus, to the extent designated by the Administrative Committee, the amount of Supplemental Company Contributions allocated to the Participant's Account for such Plan Year by the Participant's Gross Compensation for the Plan Year.

                     (iii) If an Employee is a family member of either a 5% owner or one of the top 10 (when ranked by Gross Compensation paid by Affiliates) Highly Compensated Participants, then the Highly Compensated Participant family member and the Employee shall be considered together as one Participant, and the appropriate deferral percentage or contribution percentage for the combined Participant shall be equal to the deferral percentage or contribution percentage derived by adding together the appropriate contributions and Gross Compensation of both the Highly Compensated Participant and the included family member.
                              A family member, with respect to any
                              Employee, is such Employee's spouse, lineal ascendants or descendants, or the spouses of any lineal ascendants or descendants. For purposes of determining whether Gross Compensation shall be limited to $200,000, family members shall include only spouses and lineal descendants under the age of 19 as of the end of the Plan Year.



                                         -35-
PAGE

               b.     (i)     Each Plan Year the average deferral
                              percentage for Highly Compensated
                              Participants and the average deferral
                              percentage for Participants who are not
                              considered Highly Compensated shall be
                              calculated. The average deferral percentage in each case is the average of the deferral percentages calculated under (a) above for each of the Employees who was a Participant at any time during the Plan Year in the particular group.

                     (ii) In addition, each Plan Year the average contribution percentage for Highly Compensated Participants and the average contribution percentage for Participants who are not considered Highly Compensated shall be calculated. The average contribution percentage in each case is the average of the contribution percentages calculated under (a) above for each of the Employees who was a Participant at any time during the Plan Year in the particular group.

                  c.     (i)  If the requirements of either subparagraph
                              (A) or (B) below are satisfied with respect to the average deferral percentage, then no further action is needed under this paragraph:

                         (A) The average deferral percentage for Highly Compensated Participants is not more than
                              1.25 times the average deferral percentage for Participants who are not considered Highly Compensated Participants.

                         (B) The excess of the average deferral percentage for Highly Compensated Participants over the average deferral percentage for Participants who are not considered Highly Compensated Participants is not more than two percentage points, and the average deferral percentage for Highly Compensated Participants is not more than 2.0 times the average deferral percentage for Participants who are not considered Highly Compensated Participants .

                         If the requirements of subparagraphs (A) or (B) above are not satisfied with respect to the average deferral percentage, then the appropriate Pre-Tax Contributions with respect to Highly Compensated Participants shall be reduced,

                                         -36-
PAGE
                         beginning with the contributions representing the highest percent of Compensation, to the extent necessary to meet the requirements of subparagraphs (A) or (B).

                     (ii) An adjustment may be made before the end of the Plan Year in the rate of Pre-Tax contributions being deposited for any Highly Compensated Participant. The amount of such adjustment shall be determined solely at the discretion of the Administrative Committee. An adjustment may be made at any time without regard to the limitations of Article IV.D.

                     (iii) Alternatively, the Administrative Committee may cause the Participating Companies to make, with respect to such Plan Year, Supplemental Company Contributions on behalf of, and specifically allocable to, the Active Participants described in Article IV.B.2.c in the minimum amount necessary to satisfy the requirements of either (i)(A) or (i)(B) above.

                     (iv) Finally, any affected Highly Compensated Participant who is required to reduce the amount of Pre-Tax Contributions may elect to have a portion of such Pre-Tax Contributions recharacterized as After-Tax Contributions under the Plan. Such recharacterized amount shall remain in the Participant's Pre-Tax Contribution Account and shall be subject to all of the rules and restrictions applicable to such Pre-Tax Contribution Account. Such recharacterized amount shall be treated as taxable income to the Participant with respect to the Plan Year for which such recharacterization occurs. Upon distribution, such recharacterized amount shall be considered an After-Tax Contribution under the Plan. Such recharacterized amount shall be considered as part of the Participant's contribution percentage rather than as part of the Participant's deferral percentage with respect to the Plan Year for which the recharacterization occurs.

                  d.     (i)  If the requirements of either subparagraph
                              (A) or (B) below are satisfied with respect to the average contribution percentage, then no further action is needed under this paragraph:


                                         -37-
PAGE

                              (A)  The average contribution percentage for
                                   Highly Compensated Participants is not
                                   more than 1.25 times the average
                                   contribution percentage for Participants who are not considered Highly
                                   Compensated Participants.

                              (B)  The excess of the average contribution
                                   percentage for Highly Compensated
                                   Participants over the average
                                   contribution percentage for Participants who are not considered Highly
                                   Compensated Participants is not more
                                   than two percentage points, and the
                                   average contribution percentage for
                                   Highly Compensated Participants is not
                                   more than 2.0 times the average
                                   contribution percentage for Participants who are not considered Highly
                                   Compensated Participants.

                         If the requirements of subparagraphs (A) or (B) above are not satisfied with respect to the average contribution percentage, then the appropriate Matching or After-Tax Contributions with respect to Highly Compensated Participants shall be reduced proportionately among all Highly Compensated Participants to the extent necessary to meet the requirements of subparagraphs (A) or
                         (B).

                     (ii) An adjustment may be made before the end of the Plan Year in the rate of Matching Contributions and/or After-Tax Contributions being deposited for any Highly Compensated Participant. The amount of such adjustment shall be determined solely at the discretion of the Administrative Committee. An adjustment may be made at any time without regard to the limitations of Article IV.D.

                    (iii) Alternatively, the Administrative Committee may cause the Participating Companies to make, with respect to such Plan Year, Supplemental Company Contributions on behalf of, and specifically allocable to, the Active Participants described in Article IV.B.2.c in the minimum amount necessary to satisfy the requirements of either (i)(A) or (i)(B) above.

                     (iv)   To the extent the requirements of paragraph
                            (c) above are satisfied with respect to the

                                         -38-
PAGE
                            average deferral percentage but not with
                            respect to the average contribution percentage under this paragraph (d), the Administrative Committee may, in is discretion, consider any portion of the average deferral percentage as a part of the average contribution percentage provided the requirements of paragraph (c) are met both before and after such adjustment is
                            made.   This adjustment may be made either
                            before or after any changes or refunds have been made with respect to Highly Compensated Participants under this Article IV.F.4.

                  e. The test described in this paragraph (e) below is performed after all adjustments required for (c) and (d) above have been made. If for any Plan Year, the average deferral percentage for Highly Compensated Participants exceeds 1.25 times the average deferral percentage for all other Participants, and the average contribution percentage for Highly Compensated Participants exceeds 1.25 times the average contribution percentage for all other Participants, then the following "non-Highly Compensated sum" and "Highly Compensated sum" shall be calculated.

                     (i) The "non-Highly Compensated sum" is equal to the greater of:

                            (A)    1.25 times the greater of the average
                                   deferral percentage or the average
                                   contribution percentage of Participants
                                   not considered Highly Compensated
                                   Participants, plus two times the lesser
                                   of such percentages, with a maximum
                                   difference of two percentage points, or

                            (B)    1.25 times the lesser of the average
                                   deferral percentage or the average
                                   contribution percentage of Participants
                                   not considered Highly Compensated
                                   Participants, plus two times the greater of such percentages, with a maximum difference of two percentage points.

                     (ii) The "Highly Compensated sum" shall be equal to the sum of the average deferral percentage and the average contribution percentage of Highly Compensated Participants.

                     If the "Highly Compensated sum" exceeds the "non-Highly Compensated sum" then, at the Administrative

                                         -39-
PAGE

                     Committee's discretion, either Pre-Tax Contributions, Matching Contributions, or After-Tax Contributions shall be reduced until the "Highly Compensated sum" does not exceed the "non-Highly Compensated sum".


                  f. At the discretion of the Administrative Committee, this Plan may be tested as set forth above, or this Plan may be tested together with all other similar plans maintained by an Affiliate, provided before and after such aggregation this Plan and the other plans otherwise meet the requirements of
                         Section 410(b) of the Code.

                  g. Notwithstanding the foregoing, to the extent any Highly Compensated Participant is a Participant in more than one plan subject to the requirements of this Article IV.F.4 maintained by an Affiliate, all such plans in which the Highly Compensated Participant is a Participant shall be treated as a single plan for purposes of the tests described in this Article IV.F.4.

          To the extent any contributions to the Plan are reduced and are required to be refunded as of the end of a Plan Year, the excess contributions with investment gains attributable thereto shall be refunded to the Participant no later than March 15 following the close of the Plan Year in which such excess occurred.  To the extent any refunds are required to reduce a Participant's

          deferral percentage, the amount to be refunded shall be reduced by the amount of any Excess Deferrals previously refunded under the provisions of Article IV.F.1.

          G.   RESTORATION PROCEDURES
               ----------------------
               In the event that a Participant's Account was improperly

          excluded in any year from an allocation of Company Contributions pursuant to Article IV.B.2, such Participant's Account shall be restored to its correct status in an amount as follows:



                                         -40-
PAGE

                  a. First, an amount which is computed on the same basis as was the allocation of Company
                         Contributions which were properly allocated to Participants under Article IV.B.2 in each year for which restoration is necessary, and

                  b. Second, an amount of Trust Fund income, gain or loss which is computed on the same basis as was the allocation of Trust Fund income, gain or loss which was properly allocated to Participants' Accounts under Article V.B. in each year for which restoration is necessary.

          The Participating Company shall contribute an amount which is necessary to fully restore each improperly excluded Account.  No

          Company Contributions shall be allocated pursuant to Article

          IV.B.2 to the Account of any Participant until each improperly excluded Account has been fully restored.































                                         -41-
PAGE

                                      ARTICLE V
                                      ---------
                              INVESTMENT AND ALLOCATIONS
                              --------------------------
          A.   INVESTMENT OF ACCOUNTS
               ----------------------
               1. Establishment of Trust Fund.
                  ---------------------------
                  All contributions to the Plan are to be paid over to the

          Trustee to be held in the Trust Fund and invested in accordance with the terms of the Plan and the Trust Agreement.

               2. Establishment of Investment Funds
                  ---------------------------------
                  At the direction of the Controlling Company, the Trustee

          shall divide the Trust Fund into three or more subfunds which shall serve as vehicles for the investment of the individual accounts.  Such subfunds are referred to hereunder as "Investment

          Funds" and shall specifically include a Coca-Cola Stock Fund, a

          Company Stock Fund, and a 50/50 Fund.  Any such Investment Funds shall be managed either by the Trustee or by an investment manager or managers appointed by the Controlling Company.  The

          Controlling Company shall determine with the advice of the

          Trustee and/or the investment manager, the general investment characteristics and objectives of each Investment Fund.  The

          Trustee or investment manager, as the case may be, shall have complete investment discretion over each Investment Fund assigned to it, subject only to the general investment characteristics and objectives established for the particular Investment Fund.  The

          Controlling Company shall have the power to direct that

          additional Investment Funds be established, and under uniform rules, to withdraw or limit participation in a particular


                                         -42-
PAGE

          Investment Fund.  A segregation of the assets of the Trust Fund with regard to individual accounts shall be required to the extent of the investment elections made by Participants under

          Article V.A.3.

               3. Participant Direction of Investments.
                  ------------------------------------
                  Each Participant may direct the manner in which his Pre-

          Tax, After-Tax, Rollover and Transfer Contributions and Accounts

          shall be invested in and among the Investments Funds; provided,

          such investment directions shall be made in accordance with the following terms:

                  a.     Investment of Contributions.  Except as otherwise
                         ---------------------------
                         provided in this Article V.A.3, each Participant may elect, in accordance with uniform and nondiscriminatory procedures adopted by the Administrative Committee, the percentage of his future Pre-Tax, After-Tax, Rollover and Transfer Contributions that will be invested in each Investment Fund. An initial election of a Participant shall be made as of the date the Participant commences or recommences participation in the Plan (or, if earlier, the date as of which a Rollover or Transfer contribution shall be made) and shall apply to all Pre-Tax and After-Tax Contributions attributable to payroll periods ending after, and to all Rollover and Transfer Contributions made after, such date. Such Participant may make subsequent elections as of the first day of each succeeding calendar month, and such elections shall apply to all Pre-Tax and After-Tax Contributions attributable to payroll periods ending after, and to all Rollover and Transfer Contributions made after, such date. Any election made pursuant to this subsection with respect to future contributions shall remain effective until changed by such Participant.

                  b.     Investment of Existing Account Balances.  Except
                         ---------------------------------------
                         as otherwise provided in this Article V.A.3, each Participant may elect, in accordance with uniform and nondiscriminatory procedures adopted by the Administrative Committee, the percentage of his existing Pre-Tax, After-Tax, Rollover and Transfer

                                         -43-
PAGE

                         Accounts that will be invested in each Investment Fund. A Participant may make such elections effective as of each January 1, April 1, July 1 and October 1 following his Entry Date into the Plan. Each such election shall apply to such Participant's Account as of the immediately preceding December 31, March 31, June 30 and September 30, respectively, and shall remain in effect until changed by such Participant. In the event a Participant fails to make a proper election for his existing Accounts pursuant to the terms of this paragraph b which is separate from his election made for his contributions pursuant to the terms of paragraph a hereof, the Participant's existing Pre-Tax, After-Tax, Rollover and Transfer Accounts will continue to be invested in the same manner provided for his contributions in accordance with the terms of paragraph a hereof.

                  c.     Investment in Coca-Cola Stock Fund.
                         ----------------------------------
                         Notwithstanding anything herein to the contrary, Participants shall not invest in the Coca-Cola Stock Fund except to the extent their accounts in the Thrift Plan or the Johnston Plan were invested in Coca-Cola Stock and such accounts are transferred to the Plan and Trust in accordance with the terms of Article IV.E. Any stock dividends paid in the form of Coca-Cola Stock on stock held in the Coca-Cola Stock Fund shall be invested in the Coca-Cola Stock Fund. Any cash dividends paid on Coca-Cola Stock held in the Coca-Cola Stock Fund shall be invested in additional Coca-Cola Stock. At such times as are permitted for making investment elections generally pursuant to paragraphs a and be hereof or at such other times as permitted by the Administrative Committee, a Participant may elect to invest all or a portion of his Account which is invested in the Coca-Cola Stock Fund in another Investment Fund: provided, once a Participant makes such an election, he may not elect to reinvest any portion of his Account in the Coca-Cola Stock Fund.

                  d.     Conditions Applicable to Elections.  Allocations
                         ----------------------------------
                         of investments in the various Investment Funds, as described in paragraphs a, b and c hereof, shall be made in even multiples of 5 percent as directed by the Participant. The Administrative Committee shall have complete discretion to adopt and revise procedures to be followed in making such

                                         -44-
PAGE
                         investment elections. Such procedures may include, but are not limited to, the format of the election, the deadline for filing elections and the effective date of such election; provided, elections must be permitted at least once every 3 months. Any procedures adopted by the Administrative Committee that are inconsistent with the provisions specified in this Article V.A.3 shall supersede such provisions without the necessity of a Plan amendment.

                  e.     Investment of Matching and Supplemental Company
                         -----------------------------------------------
                         Contributions.  All Matching and Supplemental
                         -------------
                         Company Contributions shall be invested solely in the Company Stock Fund.

                  f.     Investment of Certain Stock Dividends and Other
                         -----------------------------------------------
                         Assets.  The Trust may receive assets other than
                         ------
                         Company Stock, Coca-Cola Stock, fixed income contracts or cash. (For example, the Trust may receive, as part of a Transfer Contribution or as investment earnings, stock of another corporation which is paid as a dividend on the Coca-Cola Stock or assets from a transferor plan's equity fund.) Unless the Controlling Company desires to retain such assets as an Investment Fund under the Plan, as permitted in accordance with the terms of
                         Article V.A.2, the Controlling Company may direct the Trustee to liquidate such assets and to reinvest the proceeds therefrom in the Company Stock Fund. After such proceeds are invested in the Company Stock Fund, a Participant may change the investment thereof in such manner and at such times permitted pursuant to the terms of this
                         Article V.A.3.

               4. Sale of Company and Coca-Cola Stock.
                  -----------------------------------
                  In the vent a Participant elects to have all or a

          portion of his Account which is invested in the Company Stock

          Fund, Coca-Cola Stock Fund or 50/50 Fund invested in one or more of the other Investment Funds, the Trustee shall either (i) sell,

          at fair market value, the appropriate number of shares of Company or Coca-Cola Stock to effect such election, or (ii) retain such shares for credit to other Participants' Accounts; any shares of


                                         -45-
PAGE

          Company or Coca-Cola Stock so retained shall be deemed to have been sold at fair market value on the day the election to sell is to be effective.  All Company or Coca-Cola Stock which is sold

          (or deemed sold) will be credited with dividends declared on or before the Valuation Date immediately preceding the date of sale

          (or deemed sale), and such dividends will be added to the sale proceeds.

               5. Acquisition of Company or Coca-Cola Stock.
                  -----------------------------------------
                  a.     In General.  To the extent that any cash amounts
                         ----------
                         received by or held in the Trust Fund are to be invested in the Company Stock Fund, Coca-Cola Stock Fund, or 50/50 Fund, the Trustee, as directed by the Controlling Company, shall effect purchases of whole shares of Company or Coca-Cola Stock as soon as practicable (and in no event later than 90 days) after such cash is received. The Trustee shall make such purchases in compliance with all applicable securities laws and may purchase Company or Coca-Cola Stock (i) in the open market, (ii) in privately negotiated transactions with holders of Company or Coca-Cola Stock (i) in the open market, (ii) in privately negotiated transactions with holders of Company or Coca-Cola Stock, The Coca-Cola Company and/or the Controlling Company, and/or (iii) through the exercise of stock rights, warrants or options in accordance with the terms of paragraph b hereof. Alternatively, the Trustee may acquire the requisite number of shares of Company or Coca-Cola Stock from shares already acquired for other Participants' Accounts and made available pursuant to the procedure described in Article V.A.4; and the date of purchase of such shares of Company or Coca-Cola Stock shall be the day the election to invest in Company or Coca-Cola Stock shall be the day the election to invest in Company or Coca-Cola Stock is effective. The Trustee shall make all purchases of Company or Coca-Cola Stock at a price or prices which, in the judgment of the Trustee, do not exceed the fair market value of such Company or Coca-Cola Stock as of the date of the purchase; with respect to Company or Coca-Cola Stock purchased on the open market, the total cost to Participants will include acquisition costs.

                                         -46-
PAGE

                  b.     Stock Rights, Warrants or Options.  In the event
                         ---------------------------------
                         any rights, warrants or options are issued on Company or Coca-Cola Stock, the Trustee may exercise them for the acquisition of additional Company or Coca-Cola Stock, respectively, to the extent that cash is then available and allocable to the Company Stock Fund, Coca-Cola Stock Fund, or 50/50 Fund in the Accounts of the Participant with respect to whose Company or Coca-Cola Stock said rights, warrants or options are issued. Any Company or Coca-Cola Stock acquired in this fashion will be treated as Company or Coca-Cola Stock bought by the Trustee for the net price paid. Any rights, warrants or options on Company or Coca-Cola Stock which cannot be exercised for lack of available cash may be sold by the Trustee (provided the sale thereof is reasonably practicable), and the proceeds of such a sale shall be treated as a current cash dividend received on Company or Coca-Cola Stock.

                  c.     Tender Offers.  In the event a tender offer is
                         -------------
                         made on any stock held in the Trust Fund, including but not limited to Company Stock and Coca-Cola Stock, the Trustee shall immediately notify the Administrative Committee and shall not exercise any action on the tender offer until and unless directed to do so by the Administrative Committee.

               6. Value of Assets.
                  ---------------
                  For all purposes under the Plan for which the value of

          Company Stock, Coca-Cola Stock and/or other assets must be determined, the value of such stock and/or assets shall be the fair market value.  For purposes of purchasing or selling Company or Coca-Cola Stock through an exchange on any day, the fair market value per share of such stock on such day shall be the price of the stock on the New York Stock Exchange at the time of the purchase or sale.  For all other purposes under the Plan, the fair market value per share of the Company or Coca-Cola Stock on any particular day shall be the closing price of such stock as


                                         -47-
PAGE
          reported on the New York Stock Exchange Composite Transaction

          listing on the day preceding the particular day in question.  If,

          for any reason, the fair market value per share of Company or

          Coca-Cola Stock cannot be ascertained or is unavailable for a particular day, the fair market value of such stock shall be determined as of the nearest preceding day on which such fair market value can be ascertained pursuant to the terms hereof.

               7. Voting Rights With Respect to Company and Coca-Cola
                  ---------------------------------------------------
          Stock.
          -----
                  The Administrative Committee shall deliver or cause to

          be delivered to each Participant, or in the event of his death to his Beneficiary, all notices, financial statements, proxies and proxy soliciting materials, relating to the Company and Coca-Cola

          Stock in his Account.  The Administrative Committee shall notify each Participant or Beneficiary of each occasion for the exercise of voting rights within a reasonable time before such rights are to be exercised, and such notification shall include all of the information that the Controlling Company or The Coca-Cola

          Company, as appropriate, distributes to shareholders regarding the exercise of such rights.  Each Participant or Beneficiary shall have the right to direct the Trustee as to the exercise of all voting rights with respect to the Company and Coca-Cola Stock in his Account.  In the absence of any such direction, the

          Trustee shall vote such shares pursuant to proper instructions of the Administrative Committee, and, in the absence of proper instructions from the Administrative Committee, shall not vote


                                         -48-
PAGE
          the shares.  To the extent possible, the Trustee shall combine fractional shares of Company Stock and, separately, fractional shares of Coca-Cola Stock in the Accounts of Participants or

          Beneficiaries and shall vote such fractional shares of stock in the same proportion as the whole shares of such stock are voted by the voting Participants or Beneficiaries.

          B.   ALLOCATION OF INCOME OR LOSS
               ----------------------------
               As of each Valuation Date, the net income and expenses of

          each Investment Fund and the increase or decrease in the current market value of the corpus of each Investment Fund for the valuation period shall be allocated to each Participant's Pre-Tax

          Contribution Account, Matching Contribution Account, Supplemental

          Company Contribution Account, After-Tax Contribution Account and

          Rollover Account in the same ratio as such Participant's Accounts bears to the total of all Participants' Accounts invested in such subfund as of the Valuation Date.  The basis for allocation shall be the balance in the Participant's Accounts as of the most recent Valuation Date reduced by any withdrawals, including distributions and loans, made during the period and increased by the time-weighted value of any additions to the Participant's account during the period, including any contributions and loan principal and interest payments.  The payment by the Trust Fund to a Participant of a withdrawal, distribution, or loan as of a

          Valuation Date shall follow the allocation and adjustments described in this Article V.B.




                                         -49-
PAGE

                                      ARTICLE VI
                                      ----------
                           VESTING, LOANS AND DISTRIBUTIONS
                           --------------------------------
          A.   VESTING
               -------
               1. Vesting Defined
                  ---------------
                  The term "Vested" shall mean a nonforfeitable,

          noncontingent right of the Participant or the Participant's

          Beneficiaries to a present or future enjoyment of all or any part of any allocation to the Participant's Account including

          subsequent Company Contributions allocated thereto.

               2. Determination of Vested Interest
                  --------------------------------
                  Each Participant shall always be fully Vested in any and

          all amounts credited to the Participant's Account under the Plan.



          B.   LOANS
               -----
               Loans from a Participant's Pre-Tax Contribution Account,

          Matching Contribution Account, Rollover Account and Supplemental

          Company Contribution Account shall be allowed and shall be effective following receipt and approval by the Administrative

          Committee of the Participant's loan application.  All loans with an effective date of July 1, 1992 or later shall be subject to uniform rules established in writing by the Administrative

          Committee.

          C.   WITHDRAWALS WHILE EMPLOYED
               --------------------------
               1. General
                  -------
                  Subject to the restrictions of this Article VI.C., an

          Active Participant may request, in accordance with uniform and


                                         -50-
PAGE
          nondiscriminatory procedures adopted by the Administrative

          Committee, a withdrawal of all or a portion of the Participant's

          Account under the Plan.

               2. After-Tax Contribution Account
                  ------------------------------
               A withdrawal from the balance of an Active Participant's

          After-Tax Contribution Account shall be available once every six months in a minimum amount of $500 (or, if less, the

          Participant's entire After-Tax Contribution Account balance).

               3. After Age 59-1/2
                  ----------------
               A withdrawal from the balance of an Active Participant's

          Pre-Tax Contribution Account, Rollover Account, Matching

          Contribution Account, or Supplemental Company Contribution

          Account shall be available at any time after the Participant attains age 59-1/2 in a minimum amount of $500 (or, if less, the

          Participant's entire Account balance).

               4. Prior to Age 59-1/2
                  -------------------
               Prior to the attainment of age 59-1/2, a withdrawal from the balance of an Active Participant's Pre-Tax Contribution Account,

          Rollover Account, Matching Contribution Account, or Supplemental

          Company Contribution Account shall be available once each year solely on account of a financial hardship, as determined by the

          Administrative Committee in accordance with uniform rules, as described below:

                  a. A withdrawal shall be made on account of financial hardship only if the withdrawal is on account of an immediate and heavy financial need of the Participant and is necessary to satisfy such financial need. A withdrawal shall be deemed to be on account of an immediate and heavy financial

                                         -51-
PAGE
                         need if such withdrawal is for one of the following reasons:

                     (i)    Payment of medical expenses described in
                            Section 213(d) of the Code previously incurred by the Participant, his spouse, or his dependents (as described in Section 152 of the Code) or necessary for these persons to obtain medical care described in Code Section 213(d).

                     (ii) Purchase of a home as a principal residence for the Participant.

                     (iii) Payment of tuition and related educational expenses for the next 12 months for post-secondary education for the Participant, his spouse, or his dependents (as defined in Section 152 of the Code).

                     (iv)   The need to prevent eviction from or
                            foreclosure on the Participant's principal residence.

                     (v) Such additional reasons as may be specifically approved by the Administrative Committee pursuant to guidance issued by the Internal Revenue Service.

                  b. A withdrawal shall be deemed necessary to satisfy an immediate and heavy financial need if all of the following requirements are satisfied:

                     (i) The amount of the withdrawal does not exceed the amount required to relieve the financial need (including any amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution), and

                     (ii) The Participant has obtained all other withdrawals and loans available under this Plan or any other qualified plan sponsored by an Affiliate.

                     (iii) The Participant's Pre-Tax Contributions and elective contributions to any other qualified plan sponsored by an Affiliate are suspended for twelve months.

                     (iv) The amount of the Participant's Pre-Tax Contributions and elective contributions to any other qualified plan sponsored by an

                                         -52-
PAGE

                            Affiliate for the Plan Year of the withdrawal and the next Plan Year combined do not exceed the limitations set forth in Article IV.F.1 for the next Plan Year.

               c. The Administrative Committee may require as a condition of a withdrawal that the Participant provide the Administrative Committee with sufficient (as determined by the Administrative Committee) evidence to satisfy the foregoing requirements. The Administrative Committee may rely on a notarized affidavit of a Participant which states that:

                     (i)    He has a financial need of a specified nature,

                     (ii) The amount requested does not exceed the amount required to relieve the need, and

                     (iii)  The need cannot reasonably be relieved:

                         (A) Through reimbursement or compensation by insurance or otherwise,

                         (B)  By liquidation of the Participant's,
                              spouse's, and minor children's assets,

                         (C) By suspension of the Participant's Pre-Tax Contributions and After-Tax Contributions under the Plan,

                         (D) By other distributions or non-taxable (at the time of the loan) loans from plans maintained by the Participating Company or by any other employer, or

                         (E)  By loans from commercial sources on
                              reasonable terms,

                  except to the extent that the Administrative Committee has actual knowledge that such representations are not true. For purposes of this paragraph, a need cannot reasonably be relieved by one of the actions listed above if the effect would be to increase the amount of the need.

               d. The amount available for the financial hardship
                  withdrawal shall be equal to the sum of the Participant's Pre-Tax Contribution Account reduced by any investment earnings allocated to such Pre-Tax Contribution Account after December 31, 1988, the Participant's Matching Contribution Account, the Participant's Supplemental Company Contribution Account,

                                         -53-
PAGE
                  the Participant's Rollover Account, and the Participant's After-Tax Contribution Account.

               e. Any withdrawal of an Active  Participant's account
                  balances shall be made according to the following order:

                     (i) The amount of After-Tax Contributions made before January 1, 1987.

                     (ii)   A proportionate share of After-Tax
                            Contributions made after December 31, 1986 and of all earnings allocated to the Participant's After-Tax Contribution Account.

                     (iii) The amount allocated to the Participant's Rollover Account.

                     (iv) The amount allocated to the Participant's Matching Contribution Account.

                     (v) The amount allocated to the Participant's Supplemental Company Contribution Account.

                     (vi) The amount allocated to the Participant's Pre-Tax Contribution Account.

               f. The amount of any withdrawal shall be determined as of
                  the Valuation Date next following receipt by the Administrative Committee of the Participant's written withdrawal request. Payment of the withdrawal amount to the Participant shall be made as soon as administratively possible following the Valuation Date.

          D.   DISTRIBUTIONS AT TERMINATION, DISABILITY OR DEATH

               1. Time of Distribution
                  --------------------
                  a. Distribution of a Participant's full Vested Account balance shall be made or commence on or before the 60th day following the close of a Plan Year in which there occurs the latest of the following events:

                     (i)    Death of an Active Participant.

                     (ii)   Disability of an Active Participant.

                     (iii)  Termination of an Active Participant.

                     (iv) The Participant's or Beneficiary's written request for distribution.


                                         -54-
PAGE

                  b. All distributions shall be made as of the Valuation Date next following receipt by the Administrative Committee of the Participant's or Beneficiary's written request for distribution on a form provided by the Administrative Committee. The Administrative Committee may, in its sole discretion, direct the Trustee to distribute any benefit the total value of which is less than $3,500 without the receipt of an application from the Participant or Beneficiary.

                  c. Notwithstanding the above, distribution shall be made or commence not later than the April 1 following the close of the Plan Year during which the Participant has attained age 70-1/2, whether or not the Participant has terminated employment. However, if the Participant had attained age 70-1/2 as of January 1, 1988 and was not a 5% owner of an Affiliate within the meaning of Code Section 416(i) at any time during the five Plan Years ending with the Plan Year during which the Participant attained age 70-1/2, this paragraph c shall not apply.

                  d. In the event distribution is due because of the death of the Participant, distribution shall be made within one year of the death of the Participant unless the Beneficiary is the Surviving Spouse (within the meaning or Article X.C) of the Participant, in which case such Surviving Spouse may elect to defer distribution until what would have been the date the Participant attained age 70-1/2. In the event of the death of the Surviving Spouse before distribution is made, the distribution shall be paid within one year of the death of the Surviving Spouse.

               2. Forms of Payment
                  ----------------

                  The Participant may elect to receive one of the

          following forms of benefit payment:

                  a.     A single payment; or

                  b. Equal, or as nearly equal as possible, annual or more frequent installments from the Trust Fund over a stated period of time without life contingency, which period does not exceed the life expectancy of the Participant or the joint and

                                         -55-
PAGE
                         last survivor expectancy of the Participant and his Beneficiary.

          However, the Administrative Committee shall have discretion to direct a single sum method of payment if the total value of the

          Participant's benefit is $3,500 or less.  If no method has been elected, the normal form of payment shall be the single sum payment.  Death and disability benefits shall be paid in a single sum payment.

               3. Amount of Distribution
                  ----------------------
                  a. The amount of any single sum distribution shall be qual to the Participant's Vested Account balance, as determined under Article VI.A.2, as of the Valuation Date immediately preceding the date of distribution.

                  b. The amount of any installment distribution shall be determined by the Administrative Committee, in accordance with uniform procedures, as of the Valuation Date immediately preceding the date of distribution.

                  c. If the Participant has any outstanding loan balance at the time of distribution to either the Participant or the Participant's Beneficiary, the amount of cash available to the Participant or Beneficiary shall be reduced by the outstanding principal balance of the loan.

               4. Mode of Payment
                  ---------------
                  The mode of payment of a Participant's or Beneficiary's

          benefits under the Plan shall be determined as follows:

                  a. If a Participant or Beneficiary elects distribution in the form of a single sum payment, he or his Beneficiary may elect to have amounts distributed or withdrawn in the form of cash, Coca-Cola Stock or Company Stock, or in any combination thereof. The maximum number of shares of Coca-Cola Stock or Company Stock which shall be distributed is the number of full shares which were credited to the portion of the Participant's Account invested in the Coca-Cola Stock Fund or

                                         -56-
PAGE

                         Company Stock Fund, respectively, as of the Valuation Date immediately preceding the distribution and which were not subsequently withdrawn or reinvested; all fractional shares shall be distributed in the form of cash.

                  b. If a Participant or Beneficiary elects distribution in the form of installments, all payments will be made in the form of cash. As soon as administratively practicable after a Participant or Beneficiary elects for his Account balance to be distributed in installments (and in no event later than as of the immediately succeeding January 1 or July 1), the full amount in his Account shall be converted into cash.






































                                         -57-
PAGE

                                     ARTICLE VII
                                     -----------
                          ADMINISTRATION AND NAMED FIDUCIARY
                          ----------------------------------
          A.   ADMINISTRATION
               --------------
               1. Appointment of Administrative Committee Permitted
                  -------------------------------------------------
                  In order to assist in the administration of the Plan,

          the Board reserves the power to create at any time hereafter by resolution, an Administrative Committee which shall consist of at least three members who shall be appointed and shall serve at the pleasure of the Board.  Any member may resign by delivering a written resignation to the Board and to the Administrative

          Committee.  Vacancies in the Administrative Committee arising by resignation, death, removal or otherwise, shall be filled by the

          Board.  In the event an Administrative Committee is not created,

          any powers and duties assigned to the Administrative Committee shall be assumed by the Controlling Company.

               2. Powers and Duties
                  -----------------
                  The Administrative Committee, if established by the

          Board, shall administer the Plan in accordance with its terms,

          and shall have all powers necessary to carry out the provisions of the Plan.  The Administrative Committee shall interpret the

          Plan and shall determine all questions arising in the

          administration, interpretation, and application of the Plan. Any such determination by the Administrative Committee shall be conclusive and binding on all persons, except as provided in the

          Plan.




                                         -58-
PAGE

               3. Organization and Operation of Administrative Committee
                  ------------------------------------------------------
                  The Administrative Committee shall act by a majority of

          its members at the time in office, and such action may be taken either by a vote at a meeting or in writing without a meeting.

          The Administrative Committee may authorize any one or more of its members to execute any document or documents on behalf of the

          Administrative Committee, in which event the Administrative

          Committee shall notify the Trustees in writing of such action and the name or names of its member or members so designated.  The

          Trustees shall be instructed to accept and rely upon any

          documents executed by such member or members as representing action by the Administrative Committee until the Administrative

          Committee shall file with the Trustee a written revocation of such designation.  The Administrative Committee may adopt such by-laws and regulations as it deems desirable for the conduct of its affairs, and may appoint such accountants, counsel,

          specialists, and other persons as it deems necessary or desirable in connection with the administration of this Plan.  The

          Administrative Committee shall be entitled to rely conclusively upon, and shall be fully protected in, any action taken by it in good faith in relying upon any opinions or reports which shall be furnished to it by any such accountant, counsel, or other

          specialist.

               4. Records and Reports
                  -------------------
                  The Administrative Committee shall keep a record of all

          its proceedings and acts, and shall keep all such books of


                                         -59-
PAGE
          account, records and other data as may be necessary for proper administration of the Plan.  The Administrative Committee shall notify the Trustees and the Participating Companies of any action taken by the Administrative Committee, and when required, shall notify any other interested person or persons.

               5. Payment of Expenses
                  -------------------
                  Unless otherwise determined by the Controlling Company,

          the members of the Administrative Committee shall serve without compensation for services as such, but all expenses of the

          Administrative Committee shall be paid by the Participating

          Companies but if not paid by the Participating Companies shall be paid by the Trust.  Such expenses shall include any expenses incident to the functioning of the Administrative Committee,

          including, but not limited to, fees of accountants, counsel, and other specialists, and other costs of administering the Plan.

               6. Immunity from Liability
                  -----------------------
                  No member of the Administrative Committee shall incur

          any liability for any act or failure to act, excepting only liability for such member's own gross negligence or willful misconduct.  The Controlling Company shall indemnify each member of the Administrative Committee against any and all claims, loss,

          damages, expense, and liability arising from any act or failure to act, except when the same is judicially determined to be due to the gross negligence or willful misconduct of such member.

          The provisions of this Article VII.A.6 shall not relieve members of the Administrative Committee from any responsibility or


                                         -60-
PAGE
          liability for any responsibility, obligation, or duty they may have pursuant to the provisions of ERISA or the Code.

          B.   NAMED FIDUCIARY, ADMINISTRATOR AND SERVICE OF LEGAL PROCESS
               -----------------------------------------------------------
               The  Administrative Committee shall be the named fiduciary and "plan administrator",  as defined in ERISA, and shall be responsible for the performance  of all reporting, disclosure and other obligations required  or permitted to  be performed by  the plan administrator under the provisions of ERISA or the Code.  In any legal proceeding, including  arbitration, involving the Plan,

          the  Senior Vice  President - Finance  and Administration  of the

          Controlling Company shall be the  designated agent for service of

          legal  process.   The  Trustees shall  be named  fiduciaries with

          respect to the  control, management and disposition of the assets of the Trust Fund.


























                                         -61-
PAGE

                                     ARTICLE VIII
                                     ------------
                                   TRUST AGREEMENT
                                   ---------------
               As a part of  this Plan the Controlling Company  has entered into  or concurrently  shall enter  into one  or  more agreements under  which a Trustee  shall receive, hold,  invest and disburse the  contributions of  the Participating  Companies to  the Trust

          Fund, all in accordance  with the terms and provisions  set forth

          in  said Trust  Agreement.   The  Participating Companies,  their

          directors, their  officers and the members  of the Administrative

          Committee shall not be liable for  any loss or diminution of  the

          Trust  Fund.  The  Board of Directors  has the power  and duty to appoint  the Trustee and  it shall have  the power to  remove the

          Trustee and appoint  a successor  at any time  in the manner  set forth in the Trust Agreement.


























                                         -62-
PAGE

                                      ARTICLE IX
                                      ----------
                            AMENDMENT, TERMINATION, MERGER
                            ------------------------------
          A.   AMENDMENT
               ---------
               It is  the expectation  of the  Controlling Company and  the

          Participating  Companies  that  the   Plan  and  the  payment  of

          contributions   hereunder   shall   continue  indefinitely,   but

          continuance  of  the  Plan  is  not   assumed  as  a  contractual

          obligation of the Controlling Company or Participating Companies,

          and the  right is reserved  by the Board  at any time  to reduce,

          suspend or discontinue contributions hereunder.  Except as herein limited, the Controlling Company may, by resolution of the Board,

          amend  the Plan  at  any time  to  any extent  that  it may  deem advisable.  Upon delivery of such resolution to the Trustees, the

          Plan shall be deemed to have been amended in the manner set forth and Participants  shall be bound thereby;  provided, however, (1)

          that no amendment shall increase the duties or liabilities of the

          Trustees  without their  written consent;  (2) that  no amendment shall have the effect  of vesting in a Participating  Company any interest  in or  control  over any  of  the funds  or  properties subject  to the  terms  of  the  Trust  Agreement;  (3)  that  no amendment  shall have the retroactive effect so as to deprive any

          Participant  of  any benefit  already  accrued; and  (4)  that no amendment shall eliminate an optional form of distribution unless permitted  by  regulations issued  under Code  Section 411(d)(6);

          provided, however,  that any amendment may  be made retroactively which is  necessary  to  bring  the  Plan  into  conformity  with


                                         -63-
PAGE
          governmental regulations in order to continue to qualify the Plan for tax exemption.

          B.   TERMINATION
               -----------
               The Plan shall continue for such time as may be necessary to accomplish  the purpose  for  which it  was  created but  may  be

          terminated at  any time by action  of the Board.   Notice of such

          termination shall be  given to  the Trustee by  an instrument  in writing executed  by the Controlling Company  and acknowledged in the same form as  the Trust Agreement, together with  a certified copy of the resolution of the Board authorizing such termination.

          Upon  such termination of the Plan, provided that the Trustee has not  received instructions  to  the contrary,  the Trustee  shall liquidate the Trust  and, after paying the reasonable expenses of the  Trust,  including  expenses  involved  in  the  termination,

          distribute the  balance thereof  according to  written directions from  the Controlling  Company or  the Administrative  Committee.

          Upon  termination, or partial termination of the Plan, the rights of all  affected Participants  to the  amounts credited  to their

          Accounts  shall  become   nonforfeitable  and  administered   and

          distributed to or for  the benefit of the Participants  and their

          Beneficiaries.  In  no event shall any  part of the  principal or income of  the Trust Fund  be paid to or  for the benefit  of the

          Controlling Company, any Participating Company,  their successors or their creditors.





                                         -64-
PAGE

          C.   MERGER, CONSOLIDATION OR TRANSFER OF ASSETS TO OTHER PLANS
               ----------------------------------------------------------
               In the case of any merger or consolidation with, or transfer of  assets or liabilities to, any other plan, each Participant in the Plan shall  receive a benefit  immediately after the  merger,

          consolidation,  or  transfer  which  is (if  the  Plan  were then terminated) equal to or greater than the benefit such Participant would  have  been  entitled  to receive  immediately  before  the

          merger,  consolidation  or  transfer   (if  the  Plan  were  then

          terminated).

          D.   ADOPTION OF THE PLAN BY A PARTICIPATING COMPANY
               -----------------------------------------------
               1. Procedures for  Participation.   The Controlling  Company
                  -----------------------------
          will become a Participating Company in the Plan effective July 1,

          1988.  Any other  company may become a Participating  Company and commence participation in the Plan  subject to the provisions  of

          this   subsection.    In  order   for  a  company   to  become  a

          Participating   Company,   the   Administrative  Committee   must

          designate such company as a Participating Company and specify the

          effective  date of  such designation.   The  name of  any company

          which shall commence  participation in the  Plan, along with  the effective  date  of  its  participation,  shall  be  recorded  on

          Schedule A hereto which shall be appropriately modified each time a Participating Company is  added or deleted.  To adopt  the Plan as a Participating Company, the board of directors of the company must  approve a  resolution expressly  adopting the Plan  for the benefit if its eligible employees and  accepting designation as a

          Participating Company, subject  to all of the provisions  of this


                                         -65-
PAGE

          Plan and of the Trust.  The resolution shall specify  the date as of  which the  designation as  a Participating  Company shall  be

          effective.   A copy of the resolution (certified if requested) of

          the  board of  directors  of the  adopting Participating  Company shall be provided to the Administrative Committee.  Upon adoption of  the Plan by a  Participating Company as  herein provided, the

          Employees of such company shall be eligible to participate in the

          Plan subject  to the terms  hereof and  of the resolution  of the

          Administrative  Committee  designating  the adopting  company  as such.

               2. Single Plan.   The Plan, as adopted by all  Participating
                  -----------
          Companies,  shall be  considered  a single  plan for  purposes of

          Treasury  Regulation  Section  1.414(1)-1(b)(1).    All   assets

          contributed to the Plan by  the Participating Companies shall  be held in a single  fund together; and, as long  as a Participating

          Company  continues to be designated  as such, all  assets held in such  fund shall be available to pay benefits to all Participants and Beneficiaries irrespective of which Participating  Company is the employer of such Participant.  Nothing contained herein shall be  construed  to prohibit  the  separate  accounting for  assets contributed by  the Participating Companies for  purposes of cost

          allocation,  contributions,  forfeitures   and  other   purposes,

          pursuant  to  the terms  of  the  Plan  and as  directed  by  the

          Administrative Committee.

               3. Authority  under  Plan.    As  long  as  a  Participating
                  ----------------------
          Company's   designation  as   such   remains  in   effect,   such


                                         -66-
PAGE

          Participating Company  shall be  bound  by, and  subject to,  all provisions of the  Plan and  Trust.  The  exclusive authority  to

          amend  the  Plan   and  the   Trust  shall  be   vested  in   the

          Administrative Committee, and no Participating Company other than the Controlling Company shall have any right to amend the Plan or the Trust.  Any amendment to the Plan or the Trust adopted by the

          Administrative    Committee   shall   be   binding   upon   every

          Participating    Company    without   further    action-by   such

          Participating Company.

               4. Contributions to  Plan.   As long  as each  Participating
                  ----------------------
          Company shall be so  designated, such Participating Company shall be required to  make Contributions to the Plan  at such times and in such amounts as specified in Articles III and VI.

               5. Withdrawal  from Plan.   No  Participating  Company other
                  ---------------------
          than the  Controlling Company shall  have the right  to terminate the Plan.  However,  any Participating Company may  withdraw from the Plan, with  the approval of the Administrative  Committee, by action  of  its  board  of directors,  provided  such  action  is

          communicated  in writing  to the  Administrative Committee.   The

          withdrawal of  a Participating Company  shall be effective  as of the last day of the Plan Year which follows receipt of the notice of  withdrawal  (unless the  Controlling  Company  consents to  a

          different  effective  date).   In  addition,  the  Administrative

          Committee  may  terminate  the  designation  of  a  Participating

          Company  to  be  effective on  such  date  as the  Administrative

          Committee specifies.  Any such Participating Company which ceases


                                         -67-
PAGE
          to  be  a Participating  Company shall  be  liable for  all costs

          accrued  through   the  effective  date  of   its  withdrawal  or

          termination.  In the event of the withdrawal  or termination of a

          Participating   Company  as  provided   in  this   Section,  such

          Participating Company shall have no  right to direct that  assets of the Plan be transferred to a successor plan for its employees,

          unless such transfer  is approved by  the Controlling Company  in its sole discretion.






































                                         -68-
PAGE

                                      ARTICLE X
                                      ---------
                               MISCELLANEOUS PROVISIONS
                               ------------------------
          A.   BENEFITS NOT ASSIGNABLE
               -----------------------
               1. General  Nonalienation  Requirements.     Except  to  the
                  ------------------------------------
          extent  permitted by law and  as provided in  subsections (1) and

          (2) hereof, none of the Accounts, benefits, payments, proceeds or distributions under the Plan shall be subject to the claim of any creditor  of a Participant or Beneficiary or to any legal process by any creditor of  such Participant or of such  Beneficiary; and

          neither such Participant nor any such Beneficiary shall have  any right  to alienate,  commute,  anticipate or  assign  any of  the

          Accounts, benefits, payments, proceeds or distributions under the

          Plan  except to  the extent  expressly provided  herein.   If any

          Participant  shall  attempt  to  dispose of  his  Account  or the benefits provided for him hereunder or to dispose of the right to receive such benefits, or, in the event there should be an effort to seize  such Account  or benefits by  attachment, execution  or other  legal or  equitable process,  such right  may pass  and be transferred, at  the discretion of  the Administrative Committee,

          to  such  person   or  persons   as  may  be   selected  by   the

          Administrative Committee  from among  the Beneficiaries, if  any,

          theretofore designated  by the  Participant, or from  the spouse,

          children or other dependents of  the Participant, in such  shares as the Administrative Committee may appoint.  Any appointments so made by the Administrative Committee may be revoked  by it at any time,and furtherappointments madeby itmay includethe Participant.


                                         -69-
PAGE

               2. Exception for Qualified Domestic Relations Orders.
                  -------------------------------------------------
                  a. The nonalienation requirements of subsection 1 hereof shall apply to the creation, assignment or recognition of a right to any benefit, payable with respect to a Participant pursuant to a domestic relations order, unless such order is (i) determined to be a qualified domestic relations order, as defined in Code Section 414(p), entered on or after January 1, 1985, or (ii) any domestic relations order, as defined in Code Section 414(p), entered before January 1, 1985, pursuant to which a transferor plan was paying benefits on January 1, 1985. The Administrative Committee shall establish reasonable written procedures to determine the qualified status of a domestic relations order. Further, to the extent provided under a qualified domestic relations order, a former spouse of a Participant shall be treated as the Spouse or Surviving Spouse for all purposes under the Plan.

                  b. The Administrative Committee shall establish reasonable procedures to administer distributions under qualified domestic relations orders which are submitted to it. The Administrative Committee, in its sole discretion, may order the Trustee to pay, in a single sum payment, the full amount of the benefit payable to any alternate payee under a qualified domestic relations order. Such cash-out payment may be made as soon as practicable after the Administrative Committee determines that a domestic relations order is a qualified domestic relations order under Code
                         Section 414(p) or at any later time that the Administrative Committee, in its sole discretion, decides; provided, if the amount payable to any alternate payee is greater than $3,500, the alternate payee must consent in writing to any such cash-out payment which is made before the Participant (whose benefit the alternate payee is receiving) attains his earliest retirement date as described in Code Section 414(p)(4)(B) (or any successor section).

                  c. All loans made by the Trustee to any Participant or Beneficiary shall be insured by a pledge of the borrower's interest in the Trust Fund.





                                         -70-
PAGE

          B.   CONDITIONS OF EMPLOYMENT NOT AFFECTED BY PLAN
               ---------------------------------------------
               The establishment and  maintenance of the Plan  shall not be construed as conferring any  legal rights upon any person  to the continuation of  employment  with a  Participating  Company,  nor shall  the  Plan  interfere  with the  right  of  a Participating

          Company to discharge any person from its employ.

          C.   BENEFICIARIES
               -------------
               1. Designation
                  -----------
                  a. qach Participant may, from time to time during the Participant's lifetime, designate the Beneficiary(ies) to receive the benefits which may be payable under the Plan in the event of the Participant's death. Each such designation shall revoke all prior designations by such Participant and shall be in writing on a form provided for that purpose and filed with the Administrative Committee. Such designation may name one or more primary Beneficiaries.

                  b. If a Participant dies prior to the distribution of benefits under the Plan, such Beneficiary shall automatically be the Surviving Spouse of the Participant unless such Surviving Spouse consented in writing to the Participant's designation of an alternate Beneficiary, and such consent was witnessed by a Plan representative or notarized.

                  c. Prior to the time the Administrative Committee accepts the designation of any non-Spouse Beneficiary, the Participant shall be provided with a written explanation of:

                     (i) The terms and conditions of death benefits under the Plan,

                     (ii) The Participant's right to make and the effect of an election to waive the Surviving Spouse as the Beneficiary,

                     (iii)  The rights of the Participant's Spouse, and

                     (iv)   The  right  to   make  and  the  effect   of  a
                            revocation of a previous election waiving the Surviving Spouse as Beneficiary.

                                         -71-
PAGE

                     If the Participant establishes to the satisfaction of the Administrative Committee that a Spouse's written consent cannot be obtained because there is no Spouse or the Spouse cannot be located, the Spouse's consent requirement shall be waived.

                  d. There shall be no limit on the number of times a Participant may change a Beneficiary designation in accordance with the above rules prior to the time of distribution.

               2. Disposition  of  Death Benefits  on Failure  to Designate
                  ---------------------------------------------------------
          Beneficiary
          -----------
                  In the event a Participant:

                  a. Shall fail to designate a Beneficiary to receive the Participant's death benefits; or

                  b. Having designated a Beneficiary, shall thereafter revoke such designation without naming another Beneficiary; or

                  c. Having named a Beneficiary, such designation shall fail, in whole or in part, by reason of the prior death of such Beneficiary or by reasons of the death of the Beneficiary and any contingent Beneficiaries before the receipt of all payments due, or for any other cause;

          the aforementioned death benefit of such  Participant or the part thereof as to which such Participant's designation shall fail, as the case  may be,  shall  be payable  upon  such failure  to  the

          Surviving Spouse of  the Participant, if  such Spouse shall  then survive; but if not, then in equal shares to such of the Issue of the Participant as then  survive Per Stirpes and not  per capita;

          but if  no Spouse or Issue  then survive, then to  the father and mother of such Participant in equal shares or all thereof to  the survivor  of them if only one parent  then survives, then to such of the brothers and  sisters of such Participant as  then survive in  equal shares;  but if  no Spouse,  Issue, parent,  brother or


                                         -72-
PAGE
          sister  of the  Participant shall then  survive, then  such death benefit  or  the part  thereof  as  to which  such  Participant's designation shall fail, as the case  may be, shall be paid to the

          executor  or  administrators  of   the  estate  of  the  deceased

          Participant.  For purposes of  this Article X "Surviving  Spouse"

          and  "Spouse" mean a spouse who  is married to the Participant as of the date of death and who survives the Participant.  Also "Per

          Stirpes"  means in  equal shares  among  living children  and the issue  of  deceased  children,  the latter  taking  by  right  of representation, and  "Issue" means all persons  who are descended from the person  referred to,  either by legitimate  birth to  or legal  adoption  by  the  person,  or  any  of the  Participant's legitimately born or legally adopted descendants.

          D.   FACILITY OF BENEFIT PAYMENT
               ---------------------------
               1. Applications Required for Benefits
                  ----------------------------------
                  Notwithstanding  any  provision   of  the  Plan  to   the

          contrary, payment of  benefits shall not commence under  the Plan unless and until  a proper application therefore  shall have been filed  with  the  Administrative  Committee  except  as otherwise

          provided  in  Articles  VI.C  and VI.D.    Each  application  for

          benefits   shall  be  in  writing  on  a  form  provided  by  the

          Administrative Committee for such purpose and shall be filed with the Administrative Committee within the period, if any, specified in the applicable provisions of the Plan.




                                         -73-
PAGE

               2. Payment of Benefits to Persons under Legal Disability
                  -----------------------------------------------------
                  Whenever and as often as any person entitled  to payments

          hereunder  shall  be under  a legal  disability,  or in  the sole judgment of  the  Administrative Committee,  shall  otherwise  be unable  to apply such payments to such person's own best interest and advantage, the  Administrative Committee, in  its discretion,

          may direct all or any portion of such payment to be made:

                  a.     To such person,

                  b.     To such person's legal guardian or conservator, or

                  c. To such person's spouse or to any other person, to be expended for such person's benefit.

          The decision of the Administrative Committee shall, in each case,

          be final  and binding  upon all persons,  and the  Administrative

          Committee shall not be  obliged to see to the  proper application

          or  expenditure of  any  payments so  made.   Any  payments  made

          pursuant to  the power  herein conferred upon  the Administrative

          Committee  shall   operate  as   a  complete  discharge   of  the

          obligations   under  the   Plan   in  respect   thereof  of   any

          Participating  Company,  the  Administrative  Committee,  and the

          Trustee.

          E.   APPEALS PROCEDURE
               -----------------
               1. In  the  event  the  Administrative Committee  determines that a person is not entitled to benefits or is not a Participant in  this Plan,  or  if  the  Administrative Committee  makes  any decision or  interpretation adversely affecting the  right of any

          Participant or Beneficiary, written notice of such determination,

          decision  or  interpretation shall  be  given  to such  adversely

                                         -74-
PAGE
          affected person within 90 days after such determination, decision or interpretation.  If special circumstances require an extension of time for processing, a  decision shall be rendered as soon  as possible  but not later than 180 days after a claim for benefits.

          Such  notice  shall  be written  in  a  manner  calculated to  be understood by the Participant or Beneficiary and shall set forth:

                  a.     The   specific   reason   or   reasons   for   the
                         determination, decision or interpretation;

                  b.     Specific   reference   to   the   pertinent   Plan
                         provisions on which the determination, decision or interpretation is based;

                  c. A description of any additional material or information necessary for the adversely affected party to perfect such party's right or an explanation of why such material or information is necessary; and

                  d.     An   explanation  of   the  Plan's   claim  review
                         procedures.

               2. In  the  event   a  Participant,  Beneficiary  or   other

          interested  person  or  party  feels  himself  aggrieved  by  any determination,  decision or interpretation  of the Administrative

          Committee, except  with respect to  matters of investment  of the

          Trust  Fund  or  matters  herein  expressed  to  be  within   the

          discretion of the  Controlling Company, a  Participating Company,

          the Administrative Committee, or the Trustee, the aggrieved party or  such  party's authorized  representative  may  file with  the

          Administrative Committee in writing, within 60 days of receipt of notice  of  such  determination,  decision or  interpretation,  a request by the aggrieved party for a full and fair  review by the

          Administrative  Committee  of  the  determination,   decision  or


                                         -75-
PAGE
          interpretation.   The aggrieved party or  such party's authorized

          representative may inspect all pertinent documents and may submit issues and  comments in writing to  the Administrative Committee.

          The Administrative  Committee's decision, on review,  shall be in writing, in a manner calculated to be understood by the aggrieved party, and  shall include specific  reasons for the  decision and specific references to the pertinent Plan provisions on which the decision  is based.  The decision by the Administrative Committee shall be  made promptly  and  not later  than 60  days after  the

          Plan's  receipt   of  a   request  for  review,   unless  special

          circumstances  require an  extension of  time for  processing, in which case a  decision shall be rendered as  soon as possible but not later than 120  days after receipt of  a request for  review.

          Any ambiguities arising on account of the interpretation rendered to  Hours of  Service, Years  of Service,  and Break  in Service,

          shall be resolved in the favor of the Participant.

          F.   MISCELLANEOUS LANGUAGE
               ----------------------
               Wherever appropriate, words used  herein in the singular may be read  in the plural, or words used herein in the plural may be read in the singular; the masculine may include the feminine; and

          the words  "hereof", "herein",  or "hereunder", or  other similar compounds of the word  "here" shall mean and refer to  the entire

          Plan and not to any particular paragraph or Article of this  Plan unless the context clearly indicates to the contrary.




                                         -76-
PAGE

          G.   TOP HEAVY PROVISIONS
               --------------------
               1. Effective Date
                  --------------
                  The provisions  of this  Article X.G  shall be  effective

          for any Plan Year if  and only if the Plan is deemed to  be a Top

          Heavy Plan for that Plan Year.

               2. Top Heavy Plan
                  --------------
                  The Plan is deemed  to be a  Top Heavy Plan for  any Plan

          Year if, as of the determination date:

                  a. The present value of accrued benefits for Key Employees is greater than or equal to 60% of the present value of accrued benefits for all Employees, and

                  b. The Plan is part of a required aggregation group (as defined below) and the required aggregation group is top heavy.

                  However,  and  notwithstanding  the results  of  the  60%

          test,  the Plan shall not be considered  a Top Heavy Plan for any

          Plan Year in which the Plan is a part of a required or permissive aggregation  group (as defined below) which is not top heavy. The determination  date for  any Plan  Year  is the  last day  of the preceding Plan Year.

                  The "required  aggregation group" consists  of each  plan

          of  an Affiliate in which  a Key Employee  participates, and each other  plan of an  Affiliate that enables  a plan in  which a Key

          Employee participates to  meet the nondiscrimination requirements of Section 401(a)(4) and  Section 410 of the Code,  including any plans  which have been terminated during the last five Plan Years ending with the determination date.



                                         -77-
PAGE

                  A "permissive aggregation group" consists of  those plans

          that  are required  to  be  aggregated  and  one  or  more  plans

          (providing  comparable  benefits or  contributions) that  are not required to  be aggregated,  which, when taken  together, satisfy the requirements  of  Section 401(a)(4)  and Section  410 of  the

          Code.

                  The present  value of  accrued benefits  consists of  the

          sum  of the  Employee's Pre-Tax  Contribution Account,  After-Tax

          Contribution   Account,   Matching   Contribution  Account,   and

          Supplemental Company Contribution  Account, and Rollover  Account

          (but only  with respect  to Rollover Contributions  received from the  plan of an Employee's prior  employer's plan before December

          31,  1983 and  any Rollover  Contributions received  from another plan  maintained  by  an  Affiliate)  under  this Plan  plus  the actuarial equivalent of the  Employee's accrued benefit under any other Plan maintained  by an Affiliate  which is aggregated  with this Plan.  It also includes distributions from this Plan and the other aggregated plans  made during the Plan  Year containing the

          determination  date and  the  four  preceding  Plan Years.    The

          accrued  benefit for  any  individual who  has  not received  any compensation (other  than benefits under  the plans) at  any time during the five Plan Years ending on the determination date shall not  be  included  in  the  present  value of  accrued  benefits.

          Payments  made  to the  Beneficiary of  a  Key Employee  shall be treated as if made to a Key Employee.




                                         -78-
PAGE

                  A  Key  Employee  is  any  Employee  or  former  Employee

          falling within the  definition of key employee  under Section 416 of the Code.  Subject  to such definition, an Employee or  former

          Employee is deemed to be  a Key Employee for the Plan  Year if at any time  during the Plan  Year or  the four preceding  years the

          Employee is described by one of the following four items:

                  a. An officer of an Affiliate having Gross Compensation greater than 50% of the maximum annual benefit amount in effect under Code Section 415(b)(1)(A) for such Plan Year. For purposes of this subsection, no more than fifty Employees (or, if less, the greater of three or ten percent of the Employees) shall be treated as officers.

                  b. One of the ten Employees owning the largest interests in an Affiliate who has Gross Compensation greater than the maximum annual addition amount in effect under Code Section 415(c)(1)(A) for such Plan Year. It two Employees have the same interest in an Affiliate, the Employee having greater Gross Compensation from all Affiliates shall be treated as having a larger interest.

                  c.     A 5% owner of an Affiliate.

                  d. A 1% owner of an Affiliate with Gross Compensation of more than $150,000.

               3. Maximum Benefit
                  ---------------
                  If the  Plan is  deemed to be  a Top Heavy  Plan for  the

          Plan Year for  the purposes of  determining the maximum  benefits payable  from this Plan and the defined benefit plan as described in  Article IV.F.3, all instances  of 1.25 in  Article IV.F.3 are replaced with 1.00.

               4. Minimum Contributions
                  ---------------------
                  If the  Plan is  deemed to be  a Top Heavy  Plan for  the

          Plan  Year, all Active Participants who are not Key Employees are

                                         -79-
PAGE
          entitled to  a minimum  Company  Contribution for  the Plan  Year equal to 3% of Net Compensation.  This minimum contribution shall be provided by a  minimum benefit under any defined  benefit plan maintained by the Group.  If any non-Key Employee who is entitled to  such minimum contribution is not covered by a defined benefit plan of an Affiliate, such minimum contribution shall be provided by  a Company  Contribution under  any defined  contribution plan maintained  by an Affiliate.  For purposes of determining whether such  minimum contribution  has been  met, Company  Contributions under this Plan  and any  other defined contribution  plan of  an

          Affiliate,  shall be aggregated,  provided, however, neither Pre-

          Tax  Contributions  nor Matching  Contributions  may  be used  to determine whether such minimum contribution has been met.

          H.   CONSTRUCTION
               ------------
               This  Plan shall  be  construed,  administered and  governed according to the laws of the State of Georgia, to  the extent not preempted by ERISA or the Code.




















                                         -80-
PAGE

               IN WITNESS WHEREOF, the  Controlling Company has caused this

          Plan  to  be executed  by its  duly  authorized officers  and its corporate  seal to be  affixed hereto, all  as of  the date first above written.



                            COCA-COLA ENTERPRISES INC.



                            By:
                               -----------------------------------




                              Title:
                                    ------------------------------




                            Attest:
                                   -------------------------------


                              Title:
                                    ------------------------------


                                   [CORPORATE SEAL]


















                                         -81-
PAGE